SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)        November 3, 2000

                         REGENCY REALTY CORPORATION
          (Exact name of registrant as specified in its charter)


     Florida                        1-12298                   59-3191743
(State or other jurisdiction       Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)


  121 West Forsyth Street, Suite 200
           Jacksonville, Florida                                32202
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:          (904)-356-7000



                                 Not Applicable
         (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

     The  following  information  shall not be deemed  "filed"  for  purposes of
Section 18 or otherwise under the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing previously or subsequently made by us under that Act or under the Securities Act of 1933.

                               INVESTOR RELATIONS
                                 Lesley Stocker
                          121 W. Forsyth St., Suite 200
                             Jacksonville, FL 32202
                                 (904) 351-0675
                              www.regencyrealty.com

                                     Regency
                                      Realty
 ------------------------------------------------------------------------------
                            Supplemental Information
                               September 30, 2000
 ------------------------------------------------------------------------------

                                TABLE OF CONTENTS

FINANCIAL INFORMATION:

Summary Financial Information..................................................1

Net Income - Regency Realty Corporation........................................2

Funds from Operations and Cash Available for Distribution......................3

Basic and Diluted Per Share Calculation (net income and FFO)...................4

Net Income - Regency Centers, L.P..............................................5

Balance Sheets - Regency Realty Corporation and Regency Centers, L.P.........6-7

Outstanding Debt Summary.....................................................8-9

Shopping Center Acquisitions .................................................10

Shopping Center Development................................................11-12

Unconsolidated Real Estate Investments in Joint Ventures......................13

Securities Issued Other than Common Stock.....................................14


REAL ESTATE INFORMATION:

Summary Real Estate Information...............................................15

Real Estate Status Report..................................................16-23

Significant Tenant Rents...................................................24-25

10 Year Lease Expiration Table.............................................26-27

------------------------------------------------------------------------------------------------------------------------------------
                                                           Regency Realty
                                                    Summary Financial Information
                                          For the Periods Ended September 30, 2000 and 1999
------------------------------------------------------------------------------------------------------------------------------------

                                                          Financial Results
------------------------------------------------------------------------------------------------------------------------------------

                                                                   Three Months Ended                        Year to Date
                                                                 ------------------------            ---------------------------
                                                                  2000              1999              2000                 1999
                                                                 Actual            Actual            Actual               Actual
                                                                 ------            ------            ------               ------
Funds from Operations (FFO)                                   $39,706,574        $38,355,667       $114,658,647         $99,696,362
                FFO per share - Basic                               $0.67              $0.62              $1.95               $1.83
                FFO per share - Diluted                             $0.66              $0.61              $1.91               $1.78

Cash available for Distribution (CAD) (a)                              --                 --       $105,425,768         $89,240,116
                CAD per share - Diluted                                --                 --              $1.75               $1.59

EBITDA (and non-recurring real estate gains)                  $66,975,736        $56,350,454       $189,501,218        $150,144,941
                EBITDA per share - Diluted                          $1.11              $0.89              $3.15               $2.68

Net Income for common stockholders                            $23,881,230        $23,965,485        $60,919,298         $61,751,031
                Basic EPS                                           $0.42              $0.40              $1.07               $1.16
                Diluted EPS                                         $0.42              $0.40              $1.07               $1.16

Dividends paid per share and unit                                  $0.480             $0.460             $1.440              $1.380
                Payout ratio of Diluted FFO per share               72.7%              75.8%              75.5%               77.4%
                Payout ratio of Diluted CAD per share                  --                 --              82.1%               86.5%

Coverage Ratios (based on EBITDA)
                Interest only                                         3.1                2.9                3.1                 2.9
                Fixed Charge (debt svc + preferred dividends)         2.0                2.4                2.1                 2.4
                Capitalized Interest                           $2,911,469         $3,549,864         $8,872,541          $7,485,023

----------------------------------------------------------------------------    --------------    ----------------    --------------
Capital Information                                            Current            YTD Change         12/31/99           12/31/98
----------------------------------------------------------------------------    --------------    ----------------    --------------
Closing common stock price per share                               $22.94              $2.94             $20.00              $22.25
52 Week High                                                       $24.00                                $23.13              $28.00
52 Week Low                                                        $18.31                                $18.75              $20.25
                                                              ============                         ===============    ==============
YTD Shareholder Return                                              21.9%

Common shares and Equivalents Outstanding                      60,085,321           (403,463)        60,488,784          29,825,853

Market equity value of Common and Convertible                  $1,378,207           $168,431         $1,209,776            $663,625
Perpetual Preferred Units                                        $384,000            $94,000           $290,000             $80,000
Outstanding debt (000's)                                       $1,199,734           $187,767         $1,011,967            $548,126
                                                              -----------                           --------------    --------------
Total market capitalization (000's)                            $2,961,941           $450,198         $2,511,742          $1,291,751
Debt to Total Market Capitalization                                 40.5%                                 40.3%               42.4%
                                                              ===========                           ==============    ==============

Total real estate investments at cost (000's)                  $2,899,593           $263,400         $2,636,193          $1,250,332
Debt to Real Estate Investments, at Cost                            41.4%                                 38.4%               43.8%
Debt to Total Assets, at Cost before Depreciation                   39.6%                                 36.7%               42.2%
                                                              ===========                           ==============    ==============

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding                                      56,913,182                 --         56,923,685          25,488,989
Common share equivalents of Class B common                              0                 --                  0           2,975,468
Redeemable O.P Units held by minority interests                 1,684,632                 --          2,077,554           1,361,396
Convertible Series 1 and 2 Preferred Stock                      1,487,507                             1,487,545                   0
                                                              -----------                           --------------    --------------
Total Common Shares & Equivalents                              60,085,321                 --         60,488,784          29,825,853
                                                              ===========                           ==============    ==============

(a) includes all capitalized costs on all operating properties not undergoing development or significant revenue enhancing redevelopment.

------------------------------------------------------------------------------------------------------------------------------------
                                                            Regency Realty
                                                 Consolidated Statements of Operations
                                           For the Periods Ended September 30, 2000 and 1999
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Three Months Ended                  Year to Date
                                                                       -----------------------           -----------------------
                                                                        2000             1999             2000             1999
                                                                       Actual           Actual           Actual           Actual
                                                                       ------           ------           ------           ------
Real Estate Revenues:
  Minimum rent                                                       $65,487,039      $59,410,015     $189,389,963     $157,352,236
  Percentage rent                                                        325,785          291,303        1,378,246        1,179,302
  Recoveries and other tenant related income                          17,999,790       14,664,161       51,081,827       39,042,943
                                                                   --------------   -------------    -------------     -------------
                                                                      83,812,614       74,365,479      241,850,036      197,574,481
                                                                   --------------   -------------    --------------    -------------
Real Estate Expenses:
  Operating and maintenance                                           11,992,681       10,733,732       33,095,724       27,602,063
  Real estate taxes                                                    9,004,241        7,835,440       25,326,122       20,073,559
                                                                   --------------   -------------    ---------------   -------------
                                                                      20,996,922       18,569,172       58,421,846       47,675,622
                                                                   --------------   -------------    --------------    -------------

                Net Operating Income                                  62,815,692       55,796,307      183,428,190      149,898,859
                                                                   --------------   -------------    ---------------   -------------

Third Party Revenues:
  Development for sale profits, net of tax                             3,739,961        2,915,989        9,986,196        4,886,206
  Management fees and commission income                                  356,697          575,481        1,177,286        3,299,075
  Gains on sales of outparcels                                         1,094,359          148,195        2,474,564          670,006
                                                                   --------------   -------------    ----------------   ------------
                                                                       5,191,017        3,639,665       13,638,046        8,855,287
                                                                   --------------   -------------    ----------------   ------------

Other Expenses (Income):
  General and administrative                                           4,996,685        4,795,323       13,253,951       13,576,216
  Depreciation & amortization                                         14,776,780       13,112,164       43,163,768       34,893,216
  Interest expense and loan cost amortization                         18,791,545       15,575,115       52,681,417       43,567,458
  Interest (income)                                                   (1,160,925)        (491,730)      (2,823,483)      (1,612,733)
  Reserve for estimated loss on sale of operating properties                   0                0        6,909,625                0
  Loss (gain) on sale of operating properties                                  0                0          (18,310)               0
                                                                   --------------   -------------    --------------    -------------
                                                                      37,404,085       32,990,872      113,166,968       90,424,157
                                                                   --------------   -------------    ---------------   -------------

                Income before minority interests                      30,602,624       26,445,100       83,899,268       68,329,989

Minority interests (income)
  Equity income of unconsolidated partnerships                        (2,804,787)      (1,218,075)      (2,865,450)      (3,354,278)
  Redeemable operating partnership units                                 662,600          769,851        1,848,093        2,108,362
  Limited partners interest in consolidated partnerships                 186,203          (83,702)         666,518          663,331
                                                                   --------------    -------------    -------------    -------------
                Net income                                            32,558,608       26,977,026       84,250,107       68,912,574

Preferred dividends
  Perpetual preferred unit distributions                               7,977,919        2,334,376       21,232,432        5,584,378
  Convertible preferred stock dividends                                  699,459          677,165        2,098,377        1,577,165
                                                                   ---------------   ------------    ---------------   -------------

                Net income for common shareholders                   $23,881,230      $23,965,485      $60,919,298      $61,751,031
                                                                   ===============   ============    ===============   =============

------------------------------------------------------------------------------------------------------------------------------------
                                                           Regency Realty
                        Consolidated Statements of Funds from Operations and Cash Available for Distribution
                                          For the Periods Ended September 30, 2000 and 1999
------------------------------------------------------------------------------------------------------------------------------------

                                                                          Three Months Ended                  Year to Date
                                                                        -----------------------           ----------------------
                                                                         2000             1999             2000            1999
                                                                        Actual           Actual           Actual          Actual
                                                                        ------           ------           ------          ------
Funds From Operations:

  Net Income for common stockholders                                  $23,881,230      $23,965,485      $60,919,298     $61,751,031
   Plus (Less):
    Depreciation expense - real property                               13,829,910       12,640,050       41,272,660      33,467,947
    Amortization of leasing commissions                                   633,374          308,784        1,628,903         791,857
    Reserve for estimated loss on sale of operating properties                  0                0        6,909,625               0
    (Gain)/Loss - sale of operating properties                                  0           (5,668)         (18,310)              0
    Convertible preferred dividends                                       699,459          677,165        2,098,377       1,577,165
    Minority interest of redeemable O.P. Units                            662,601          769,851        1,848,094       2,108,362
                                                                    --------------     ------------    --------------   ------------

                Funds from Operations                                 $39,706,574      $38,355,667     $114,658,647     $99,696,362
                                                                    ==============     ============    ==============   ============



Cash Available for Distribution:

  Funds from Operations                                                                                $114,658,647     $99,696,362
  Plus (Less):
    Straight-lining of rents adjustment                                                                  (4,062,478)     (3,635,496)
    Amortization of Debt repricing premium on acquistions                                                (1,504,282)     (1,482,273)
    Stock based compensation                                                                              4,837,737       1,800,000
    Capitalized leasing commissions (Non Rev
        Enhancing) - operating properties                                                                (4,025,932)     (2,490,012)
    Capital improvements (Non Rev Enhancing) - operating properties                                      (7,425,411)     (6,481,268)
                                                                                                      ---------------    -----------

                Cash Available for Distribution                                                        $102,478,281     $87,407,313
                                                                                                      ==============    ============

------------------------------------------------------------------------------------------------------------------------------------
                                                           Regency Realty
                                              Calculation of Earnings and FFO Per Share
                                          For the Periods Ended September 30, 2000 and 1999
------------------------------------------------------------------------------------------------------------------------------------

                                                                          Three Months Ended                    Year to Date
                                                                        -----------------------            ----------------------
                                                                         2000             1999              2000            1999
                                                                        Actual           Actual            Actual          Actual
                                                                        ------           ------            ------          ------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Funds From Operations Per Share
------------------------------------------------------------------------------------------------------------------------------------
Funds from Operations for Basic FFO per share                        $38,344,515      $36,908,651     $110,712,177      $94,601,280
                                                                    =============  ==============     ==============   =============

Increases to Diluted FFO as a result of Dilutive CSE's
  Class B and Convertible Preferred dividends                           $699,459         $677,165       $2,098,377       $2,986,720
  "Down-REIT" Minority Interests with redeemable units                  $662,600         $769,851       $1,848,093       $2,108,362
                                                                    --------------  -------------     --------------   -------------

Funds from Operations for Diluted FFO per share                      $39,706,574      $38,355,667     $114,658,647      $99,696,362
                                                                    ==============  =============     ==============   =============

FFO Per Share:
                Basic                                                      $0.67            $0.62            $1.95            $1.83
                Diluted                                                    $0.66            $0.61            $1.91            $1.78

------------------------------------------------------------------------------------------------------------------------------------
                                                         Earnings Per Share
------------------------------------------------------------------------------------------------------------------------------------

Net Income for Common Stockholders                                   $23,881,230      $23,965,485      $60,919,298      $61,751,031
  Less: Class B dividends not yet deducted                                    $0               $0               $0      ($1,409,555)
                                                                    -------------  --------------     ---------------  -------------
Net Income for Basic EPS                                             $23,881,230      $23,965,485      $60,919,298      $60,341,476
                                                                    =============  ==============     ===============  =============

  Add: "Down-REIT" minority interest
     (if dilutive to EPS)                                               $662,600         $769,851       $1,848,093       $2,108,362
                                                                    -------------  --------------     --------------    ------------
Net Income for Diluted EPS                                           $24,543,830      $24,735,336      $62,767,391      $62,449,838
                                                                    =============  ==============     ==============    ============

Earnings Per Share:
                Basic                                                      $0.42            $0.40            $1.07            $1.16
                Diluted                                                    $0.42            $0.40            $1.07            $1.16

------------------------------------------------------------------------------------------------------------------------------------
                                                 Weighted Average Shares Outstanding
------------------------------------------------------------------------------------------------------------------------------------

Weighted Average Shares for Basic
  Net Income and FFO Per Share                                        56,895,045       59,571,568       56,696,937       51,796,098
                                                                    =============    =============     ==============   ============

Dilutive Common Stock Equivalents for EPS:
  O.P. Unit equivalents after conversion to common                     1,684,632        2,085,446        1,909,124        1,978,835
  Compensation based stock options (Treasury Method)                     103,445            4,933           45,210            3,592
                                                                    ---------------   -----------     ---------------  -------------

Weighted Average Shares for Diluted EPS                               58,683,122       61,661,947       58,651,271       53,778,525
                                                                    ===============   ===========     ===============  =============

Dilutive Common Stock Equivalents for FFO:
  Class B common stock                                                         0                0                0          995,469
  Convertible Series 1 and 2 Preferred Stock                           1,487,507        1,502,532        1,487,506        1,176,615
                                                                    --------------   ------------     --------------   -------------

Weighted Average Shares for Diluted
  Funds from Operations  Per Share                                    60,170,629       63,164,479       60,138,777       55,950,609
                                                                    ==============   ============     ==============   =============

------------------------------------------------------------------------------------------------------------------------------------
                                                        Regency Centers, L.P.
                                                Consolidated Statements of Operations
                                          For the Periods Ended September 30, 2000 and 1999
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Three Months Ended                    Year to Date
                                                                       -----------------------            ----------------------
                                                                        2000             1999              2000            1999
                                                                       Actual           Actual            Actual          Actual
                                                                       ------           ------            ------          ------
Real Estate Revenues:
  Minimum rent                                                       $61,836,311      $55,853,324     $178,625,353     $146,693,434
  Percentage rent                                                        312,048          285,074        1,320,012        1,068,779
  Recoveries and other tenant related income                          17,197,337       13,870,288       48,641,418       36,706,100
                                                                    -------------   -------------     -------------   --------------
                                                                      79,345,696       70,008,686      228,586,783      184,468,313
                                                                    -------------   -------------     ------------    --------------
Real Estate Expenses:
  Operating and maintenance                                           11,283,875       10,019,568       31,018,696       25,486,950
  Real estate taxes                                                    8,623,109        7,440,862       24,160,988       18,888,961
                                                                    --------------   ------------     -------------   --------------
                                                                      19,906,984       17,460,430       55,179,684       44,375,911
                                                                    --------------   ------------     ------------    --------------

                Net Operating Income                                  59,438,712       52,548,256      173,407,099      140,092,402
                                                                    --------------   ------------     -------------   --------------

Third Party Revenues:
  Development for sale profits, net of tax                             3,739,961        2,915,989        9,986,196        4,886,206
  Management fees and commission income                                  356,697          575,480        1,177,286        3,299,075
  Gains on sales of outparcels                                         1,094,359          148,195        2,474,564          670,006
                                                                    --------------   ------------     --------------   -------------
                                                                       5,191,017        3,639,664       13,638,046        8,855,287
                                                                    --------------   ------------     --------------   -------------

Other Expenses (Income):
  General and administrative                                           4,996,685        4,795,323       13,253,951       13,576,216
  Depreciation & amortization                                         13,702,244       12,184,080       40,117,111       32,151,239
  Interest expense and loan cost amortization                         17,356,132       14,672,670       49,316,059       40,519,525
  Interest (income)                                                   (1,144,983)        (479,652)      (2,776,206)      (1,572,470)
  Reserve for estimated loss on sale of operating properties                   0                0        6,909,625                0
  Loss (gain) on sale of operating properties                                  0                0          (18,310)               0
                                                                    --------------   ------------     --------------    ------------
                                                                      34,910,078       31,172,421      106,802,230       84,674,510
                                                                    --------------   ------------     --------------    ------------

                Income before minority interests                      29,719,651       25,015,499       80,242,915       64,273,179

Minority interests (income)
  Equity income of unconsolidated partnerships                        (2,804,787)      (1,218,075)      (2,865,450)      (3,354,278)
  Limited partners interest in consolidated partnerships                 186,203          (83,702)         666,517          663,331
                                                                    --------------   ------------     --------------    ------------
                Net income                                            32,338,235       26,317,276       82,441,848       66,964,126

Preferred dividends
  Perpetual preferred unit distributions                               7,977,919        2,334,376       21,232,432        5,584,378
                                                                    --------------   ------------     -------------    -------------

                Net income for unitholders                           $24,360,316      $23,982,900      $61,209,416      $61,379,748
                                                                    ==============   ============     =============    =============

------------------------------------------------------------------------------------------------------------------------------------
                                                           Regency Realty
                                                           Balance Sheets
                                          For the Periods Ended September 30, 2000 and 1999
------------------------------------------------------------------------------------------------------------------------------------

                   Assets                                              2000                          1999                 1998
                                                                       ----                          ----                 ----
Real Estate Investments, at cost:
  Operating properties                                           $2,450,651,362                 2,401,953,304         1,183,184,013
  Properties in development                                         258,683,760                   167,300,893            36,517,574
                                                                 --------------               ------------------      --------------
                                                                  2,709,335,122                 2,569,254,197         1,219,701,587
  Operating properties held for sale                                124,098,255                             0                     0
  Less:  accumulated depreciation                                   137,085,242                   104,467,176            58,983,738
                                                                 --------------               ------------------     ---------------
                                                                  2,696,348,135                 2,464,787,021         1,160,717,849
  Investments in real estate partnerships                            66,159,432                    66,938,784            30,630,540
                                                                 --------------               ------------------     ---------------
      Net real estate investments                                 2,762,507,567                 2,531,725,805         1,191,348,389

Cash & cash equivalents                                              36,870,913                    54,117,443            19,919,693
Notes receivable                                                     37,962,720                    15,673,125                     0
Tenant receivables, net of reserves                                  29,672,141                    33,515,040            16,758,917
Deferred costs, net of amortization                                  18,340,711                    12,530,546             6,872,023
Other assets                                                          7,710,185                     7,374,019             5,208,278
                                                                 --------------               -----------------      ---------------

                                                                 $2,893,064,237                 2,654,935,978         1,240,107,300
                                                                 ==============               =================      ===============


Liabilities and Stockholders' Equity
Fixed and variable secured mortgage loans                           524,401,710                   394,091,114           309,199,052
Unsecured fixed rate loans                                          370,331,834                   370,696,093           121,295,858
Unsecured line of credit                                            305,000,000                   247,179,310           117,631,185
                                                                 --------------               -----------------       --------------
                Total Notes Payable                               1,199,733,544                 1,011,966,517           548,126,095
                                                                 --------------               -----------------       --------------

Tenant security and escrow deposits                                   8,413,577                     7,952,707             3,110,370
Accounts payable & other liabilities                                 39,887,575                    48,886,111            19,936,424
                                                                 --------------               -----------------       --------------
                Total Liabilities                                 1,248,034,696                 1,068,805,335           571,172,889
                                                                 --------------               -----------------       --------------

Exchangeable operating partnership units                             35,125,451                    44,589,873            27,834,330
Preferred units                                                     375,438,252                   283,816,274            78,800,000
Limited partners' interest in consolidated partnerships               6,514,687                    10,475,321            11,558,618
                                                                 --------------               -----------------       --------------
                Total Minority Interests                            417,078,390                   338,881,468           118,192,948
                                                                 --------------               -----------------       --------------

            Stockholders' Equity
Series 1 and 2 convertible preferred stock                           34,696,112                    34,696,112                     0
Common stock, $.01 par                                                  601,981                       596,395               254,889
Class B Common stock, $.01 par                                                0                             0                25,000
Additional paid-in capital                                        1,250,786,848                 1,249,720,998           578,466,708
Distributions in excess of net income                               (47,298,641)                  (26,779,538)          (19,395,744)
Stock loans                                                         (10,835,149)                  (10,984,792)           (8,609,390)
                                                                 --------------               -----------------       --------------
     Total Stockholders Equity                                    1,227,951,151                 1,247,249,175           550,741,463
                                                                 --------------               -----------------       --------------
                                                                 $2,893,064,237                 2,654,935,978         1,240,107,300
                                                                 ==============               =================       ==============

------------------------------------------------------------------------------------------------------------------------------------
Other Summary Information - RRC
                                                                   Year to Date                   12 Months
                                                                       2000                          1999
                                                                       ----                          ----
EBITDA                                                              189,501,218                   216,879,064
Fixed Charge Coverage Ratio                                                 2.1                           2.4
Interest Coverage Ratio                                                     3.1                           3.1
Debt to Real Assets, at cost before depreciation                          41.4%                         38.4%

Unsecured Assets to Total Real Estate Assets                              73.9%                         70.0%
Unsecured NOI to Total NOI                                                73.8%                         69.1%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Regency Centers, L.P
                                                           Balance Sheets
                                          For the Periods Ended September 30, 2000 and 1999
------------------------------------------------------------------------------------------------------------------------------------

    Assets                                                                                       2000                     1999
                                                                                                 ----                     ----
Real Estate Investments, at cost:
  Operating properties                                                                      $2,308,370,196             2,261,695,169
  Properties in developments                                                                   258,683,760               167,300,893
                                                                                            --------------            --------------
                                                                                             2,567,053,956             2,428,996,062
  Operating properties held for sale                                                           124,098,255                         0
  Less:  accumulated depreciation                                                              111,055,462                81,294,400
                                                                                            --------------            --------------
                                                                                             2,580,096,749             2,347,701,662
  Investments in real estate partnerships                                                       66,159,432                66,938,784
                                                                                            --------------            --------------
      Net real estate investments                                                            2,646,256,181             2,414,640,446

Cash & cash equivalents                                                                         32,611,193                50,964,920
Notes receivable                                                                                46,056,322                15,673,125
Tenant receivables, net of reserves                                                             28,366,032                30,884,172
Deferred costs, net of amortization                                                             16,844,767                11,272,866
Other assets                                                                                     7,588,032                 7,273,925
                                                                                            --------------            --------------
                                                                                            $2,777,722,527             2,530,709,454
                                                                                            ==============            ==============



Liabilities and Partners' Capital
Fixed and variable secured mortgage loans                                                      473,401,710               343,091,114
Unsecured fixed rate loans                                                                     370,331,834               370,696,093
Unsecured line of credit                                                                       305,000,000               247,179,310
                                                                                            --------------            --------------
                Total Notes Payable                                                          1,148,733,544               960,966,517
                                                                                            --------------            --------------

Tenant security and escrow deposits                                                              8,019,289                 7,566,967
Accounts payable & other liabilities                                                            38,066,174                47,981,987
                                                                                            --------------            --------------
                Total Liabilities                                                            1,194,819,007             1,016,515,471
                                                                                            --------------            --------------

Limited partners' interest in consolidated partnerships                                          6,386,271                11,108,994
                                                                                            --------------            --------------

Preferred units                                                                                375,438,252               283,816,274
General and limited operating partnership units                                              1,201,078,997             1,219,268,715
                                                                                            --------------            --------------
                Total Partners' Capital                                                      1,576,517,249             1,503,084,989
                                                                                            --------------            --------------
                                                                                            $2,777,722,527             2,530,709,454
                                                                                            ==============            ==============

------------------------------------------------------------------------------------------------------------------------------------
Other Summary Information - RCLP
                                                                                              Year to Date               12 Months
                                                                                                  2000                      1999
                                                                                                  ----                      ----
EBITDA                                                                                         179,432,850               203,143,569
Interest Paid & Preferred Dividend Coverage Ratio                                                      2.3                       2.6
Interest Coverage Ratio                                                                                3.1                       3.0
Debt to Real Assets, at cost before depreciation                                                     41.7%                     38.5%

Unsecured Assets to Total Real Estate Assets                                                         77.2%                     73.5%
Unsecured NOI to Total NOI                                                                           77.6%                     73.2%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Regency Realty Corporation
                                                     Summary of Outstanding Debt
                                                         September 30, 2000
------------------------------------------------------------------------------------------------------------------------------------

                                                  Realty Corporation (consolidated)

Total Debt Outstanding                                                                       09/30/00                     12/31/99
----------------------                                                                       --------                     --------
Mortgage Loans Payable
  Fixed rate secured loans                                                                  342,232,912                  382,714,999
  Fixed rate unsecured loans                                                                 20,606,548                   21,020,135
  Variable rate secured loans                                                                32,438,035                   11,376,116
Unsecured debt offering fixed rate                                                          499,456,049                  349,675,957
Unsecured line of credit variable rate                                                      305,000,000                  247,179,310
                                                                                          -------------                -------------
     Total                                                                                1,199,733,544                1,011,966,517
                                                                                          =============                =============

                                                    Scheduled                                 Term
Schedule of Maturities by Year:                   Amortization                             Maturities                      Total
-------------------------------                   ------------                            -----------                      -----
         2000                                        1,462,005                               56,984,589                   58,446,594
         2001                                        5,631,196                               69,444,882                   75,076,078
         2002                                        4,954,527                              349,094,161                  354,048,688
         2003                                        4,946,103                               13,302,014                   18,248,117
         2004                                        5,342,323                              199,889,500                  205,231,823
         2005                                        3,954,738                              159,357,497                  163,312,235
         2006                                        3,517,545                               24,092,264                   27,609,809
         2007                                        2,954,575                               25,710,067                   28,664,642
         2008                                        3,102,231                                4,679,692                    7,781,923
         2009                                        3,104,696                               53,089,593                   56,194,289
      >10 years                                     19,969,959                              174,853,859                  194,823,818
Net unamortized debt premiums                               --                               10,295,530                   10,295,530
                                             -----------------                         ----------------            -----------------
                                                    58,939,898                            1,140,793,646                1,199,733,544
                                             =================                         ================            =================

Percentage of Total Debt:                                                                    09/30/00                    12/31/99
-------------------------                                                                 -------------                -------------
  Fixed                                                                                           71.87%                      74.45%
  Variable                                                                                        28.13%                      25.55%

Current Average Interest Rate:
  Fixed                                                                                            7.75%                       7.50%
  Variable                                                                                         7.63%                       6.79%
     Total                                                                                         7.71%                       7.33%

====================================================================================================================================

                                                     Regency Centers, L.P. Only

Total Debt Outstanding                                                                       09/30/00                     12/31/99
----------------------                                                                       --------                     --------
Mortgage Loans Payable
  Fixed rate secured loans                                                                  291,232,912                  331,714,999
  Fixed rate unsecured loans                                                                 20,606,548                   21,020,135
  Variable rate secured loans                                                                32,438,035                   11,376,116
Unsecured debt offering fixed rate                                                          499,456,049                  349,675,957
Unsecured line of credit variable rate                                                      305,000,000                  247,179,310
                                                                                          -------------                -------------
     Total                                                                                1,148,733,544                  960,966,517
                                                                                          =============                =============

                                                    Scheduled                                 Term
Schedule of Maturities by Year:                   Amortization                             Maturities                      Total
-------------------------------                   ------------                            -----------                      -----
         2000                                        1,462,005                                5,984,589                    7,446,594
         2001                                        5,631,196                               69,444,882                   75,076,078
         2002                                        4,954,527                              349,094,161                  354,048,688
         2003                                        4,946,103                               13,302,014                   18,248,117
         2004                                        5,342,323                              199,889,500                  205,231,823
         2005                                        3,954,738                              159,357,497                  163,312,235
         2006                                        3,517,545                               24,092,264                   27,609,809
         2007                                        2,954,575                               25,710,067                   28,664,642
         2008                                        3,102,231                                4,679,692                    7,781,923
         2009                                        3,104,696                               53,089,593                   56,194,289
      >10 years                                     19,969,959                              174,853,859                  194,823,818
Net unamortized debt premiums                               --                               10,295,530                   10,295,530
                                             -----------------                         ----------------            -----------------
                                                    58,939,898                            1,089,793,646                1,148,733,544
                                              ================                         ================            =================

------------------------------------------------------------------------------------------------------------------------------------
                                                     Regency Realty Corporation
                                                     Summary of Outstanding Debt
                                                         September 30, 2000
------------------------------------------------------------------------------------------------------------------------------------

Lender                                       Secured Property                    Rate       Maturity      09/30/00       12/31/99
------                                       ----------------                    ----       --------      --------       --------
Fixed Rate Loans:

Regency Realty Corporation (excluding Regency Centers, L.P.)
Securitized Loan  - Banker's Trust           Banker's Trust - Various Properties 6.720%      12-1-00      51,000,000      51,000,000
                                                                                                       -------------   -------------

Regency Centers, L.P. only
LaSalle National Bank, as Trustee            Sunnyside 205                       9.375%     01-15-00              --       5,678,996
Abbey Tex Retail Funding Co.                 Mills Pointe                        7.230%     07-01-00              --       5,741,898
Abbey Tex Retail Funding Co.                 Preston Park Village                7.230%     07-01-00              --      24,478,620
Principal Mutual Life Insurance Co.          Briarcliff LaVista                  7.570%     12-15-00       1,614,982       1,630,511
Principal Mutual Life Insurance Co.          Cromwell Square                     7.570%     12-15-00       4,369,607       4,411,629
American Enterprise Life Ins. Co.            Paseo Village                       7.500%     05-01-01       3,960,006       4,081,445
Wachovia Bank of Georgia                     Carriage Gate - Unsecured           7.600%     06-28-01       2,219,014       2,266,757
Wachovia Bank of Georgia                     Newberry Square - Unsecured         7.600%     06-28-01       6,213,240       6,346,921
Principal Mutual Life Insurance Co.          Hyde Park                           8.520%     12-15-01      24,750,000      24,750,000
Fortis Benefits Insurance                    Aventura                            9.500%     03-01-02       8,363,280       8,470,790
Teachers Ins & Annuity of America            Evans Crossing                      9.250%     01-01-02       4,193,924       4,277,340
Teachers Ins & Annuity of America            Bent Tree                           9.250%     01-01-02       5,450,913       5,524,586
Teachers Ins & Annuity of America            Franklin Square                     9.250%     01-01-02       8,869,282       8,989,157
Wachovia Bank of Georgia                     The Marketplace - Unsecured         7.600%     04-01-02       2,144,066       2,186,300
Wachovia Bank of Georgia                     Peachland Promenade - Unsecured     7.600%     06-01-02       4,025,970       4,095,518
Wachovia Bank of Georgia                     Russell Ridge - Unsecured           8.010%     08-17-02       6,004,258       6,124,639
Life Investors Insurance Co. of America      Garden Square                       7.940%     12-21-02       6,312,512       6,403,488
Nationwide Life Insurance Company            Glenwood Village                    8.625%     06-01-03       2,054,140       2,127,621
G.E. Capital                                 Pike Creek                          9.040%     11-21-03      12,070,715      12,237,467
Debt Offering                                Unsecured                           7.400%     04-01-04     199,889,500     199,866,100
Nationwide Life Insurance Co.                Friar's Mission                     9.500%     06-10-05      16,217,886      16,422,242
IDS Certificate Co.                          St. Ann Square                      9.500%     07-01-05       4,778,365       4,861,922
Debt Offering                                Unsecured                           7.125%     07-15-05      99,835,786      99,809,857
Prudential Insurance Company of America      Braelin Village                     7.840%     09-01-05      12,104,721      12,218,290
Teachers Ins & Annuity of America            Westchester Plaza                   8.010%     09-01-05       5,629,375       5,712,441
Teachers Ins & Annuity of America            East Pointe                         8.010%     09-01-05       5,098,685       5,173,921
Allstate Insurance Company of America        Memorial Bend                       7.920%     10-01-05       7,891,207       8,089,362
DLJ Commercial Mortgage                      Northlake Village                   8.780%     11-01-05       6,900,314              --
Woodmen of the World Life Ins. Society       Market at Round Rock                8.625%     09-01-05       7,200,596       7,298,779
Allstate Life Insurance Company              Highlands Square                    8.450%     02-01-06       3,749,137       3,835,315
Principal Mutual Life Insurance Co.          Briarcliff Village                  7.040%     02-01-06      12,979,281      13,113,636
Teachers Ins & Annuity of America            Statler Square                      8.110%     05-01-06       5,328,946       5,393,006
Teachers Ins & Annuity of America            Northgate Plaza/Maxtown             7.050%     08-01-06       5,258,405       5,339,003
Teachers Ins & Annuity of America            Kernersville                        8.730%     04-01-07       5,088,740       5,146,742
Teachers Ins & Annuity of America            Maynard Crossing                    8.735%     04-01-07      11,420,194      11,550,269
IDS Certificate Co.                          Hamilton Meadows                    8.125%     05-01-07               -       5,528,516
Principal Mutual Life Ins.                   Lakeshore                           7.240%     12-10-07       3,619,044       3,668,020
Principal Mutual Life Ins.                   Shoppes at Mason                    7.240%     12-10-07       3,809,520       3,861,074
Principal Mutual Life Ins.                   Lake Pine Plaza                     7.240%     12-10-07       5,809,517       5,888,137
Nationwide Life Insurance Co.                West Hills Plaza                    7.990%     12-10-08       5,150,109       5,185,042
Debt Offering                                Unsecured                           7.750%     04-01-09      50,000,000      50,000,000
Allstate Insurance Company of America        Ashford Place                       8.950%     08-01-09       4,468,459       4,550,587
Principal Mutual Life Insurance Co.          Cumming 400                         7.970%     12-15-10       6,292,503       6,349,087
Debt Offering                                Unsecured                           8.450%     08-29-10     149,730,763              --
Principal Mutual Life Insurance Co.          Powers Ferry Village                7.970%     12-15-10       2,860,228       2,885,949
A. H. Michigan Life Insurance Co.            Wade Green CVS                      8.100%     04-01-12         951,745         987,878
Nationwide Life Insurance Co.                Plaza de Hacienda                   9.000%     06-10-12       6,533,591       6,604,058
PFL Life Insurance Co.                       James Center                        8.740%     08-01-13       5,650,951       5,787,944
Allstate Life Insurance Company              North Hills Town Center             7.370%     01-01-14       8,470,784       8,688,589
United of Omaha Life Insurance Co.           Fleming Island                      7.400%     03-05-15       3,310,691       3,404,648
Municipal Tax Bonds Payable                  Friar's Mission                     7.600%     09-02-15       1,264,087       1,264,087
Aid Association of Lutherans                 Woodman Van-Nuys                    8.800%     09-15-15       5,760,600       5,895,124
Jefferson Pilot                              Peartree Village                    8.400%     06-01-17      12,480,121      12,613,011
Protective Life                              Worthington Park Centre             8.750%     06-01-18       4,776,812       4,858,536
Aid Association of Lutherans                 Murrayhill Marketplace              8.050%     05-01-19       8,073,407       8,209,237
Net unamortized premiums on assumed debt of acquired properties                                           10,295,530      12,526,999
                                                                                                       -------------   -------------
          Total Regency Centers, L.P. Fixed Rate Debt                                                    811,295,509     702,411,091
                                                                                                       -------------   -------------

Variable Rate Loans:

Regency Centers, L.P. only
First Star Bank                              Hampstead Village             Libor + 1.35%    10-31-01      10,361,339       2,431,616
First Star Bank                              Frisco Prestonbrook           Libor + .75%     10-01-01      13,228,061              --
Wachovia Bank of Georgia                     Trowbridge Crossing           Libor + 1.50%    11-30-01       1,800,000       1,800,000
Wells Fargo Bank                             $625 Million Line of Credit   Libor + 1.000%   03-28-02     305,000,000     247,179,310
Wachovia Bank of Georgia                     Dunwoody Village              Libor + 1.25%    03-20-01       7,048,635       7,144,500
                                                                                                       -------------   -------------
          Total Regency Centers, L.P. Variable Rate Debt                                                 337,438,035     258,555,426
                                                                                                       -------------   -------------

               Total Regency Centers, L.P. Debt                                                        1,148,733,544     960,966,517
                                                                                                       =============   =============

               Total Regency Realty Corporation Debt                                                   1,199,733,544   1,011,966,517
                                                                                                       =============   =============

------------------------------------------------------------------------------------------------------------------------------------
                                                     Regency Realty Corporation
                                                  2000 Shopping Center Acquisitions
------------------------------------------------------------------------------------------------------------------------------------


                                                                   Year of                                    Acquisition    Anchor
   Date       Property Name            City/State       GLA      Construction    % Leased         Cost           Yield       Tenant
   ----       -------------            ----------       ---      ------------    --------         ----           -----      --------
                                                                                             (in thousands)
Acquisitions - Operating Properties:

  Aug-00      Northlake Village        Nashville, TN    151,629      1988          99%          $12,750          9.73%        Kroger
                                                     ============                ========     ==========      ==========



------------------------------------------------------------------------------------------------------------------------------------
                                                           Regency Realty
                                                      Development Status Report
                                                         September 30, 2000
                                                    (Sorted by Status and State)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Dev,
                                                                                      Start                  Core or       Re-Dev,
                       Property Name                        City             State     Year       Status    For Sale       or Renov
------------------------------------------------------------------------------------------------------------------------------------
Hawthorne Plaza Village                                  Hawthorne            CA       1998        Sold     For Sale         Dev
Monrovia                                                Los Angeles           CA       1999        Sold     For Sale         Dev
Santa Margarita Marketplace                          Rancho Santa Marg        CA       1999        Sold     For Sale         Dev
Long Bch Corp Sq (Ralph's)                               Long Beach           CA       1999        Sold     For Sale         Dev
Woodmen Plaza                                          Colo. Springs          CO       1998       Stable      Core           Dev
Briarcliff Village                                        Atlanta             GA       1998       Stable      Core          Renov
Waterford Shopping Center                                Waterford            MI       1998       Stable      Core           Dev
Hebron Parkway Plaza                                     Carrollton           TX       1998       Stable      Core           Dev
Vistoso                                                    Tucson             AZ       2000         IP        Core           Dev
Ocotillo                                                  Chandler            AZ       2000         IP        Core           Dev
South Mountain                                            Phoenix             AZ       2000         IP        Core           Dev
Stonebridge Center                                          Mesa              AZ       2000         IP        Core           Dev
The Provinces                                             Chandler            AZ       2000         IP        Core           Dev
Campus Marketplace                                       San Marcos           CA       2000         IP        Core           Dev
Carson/Abalone                                            Torrance            CA       2000         IP      For Sale         Dev
Corral Hollow                                              Tracy              CA       2000         IP        Core           Dev
El Cerrito Plaza                                         El Cerrito           CA       2000         IP        Core          Re-Dev
Plaza El Paseo                                       Rancho Santa Marg        CA       2000         IP        Core           Dev
Prairie City Crossing (Folsom)                             Folsom             CA       1999         IP        Core           Dev
San Fernando Value Square                               San Fernando          CA       2000         IP      For Sale        Re-Dev
Redlands Marketplace (Brach's Corner)                  Grand Junction         CO       1999         IP      For Sale        Re-Dev
Fleming Island Phase II                                 Jacksonville          FL       2000         IP        Core          Renov
Highland Square                                         Jacksonville          FL       1998         IP        Core          Re-Dev
Julington Village (Race Track Road)                     Jacksonville          FL       1999         IP        Core           Dev
King's Crossing (Sun City)                                 Tampa              FL       1999         IP        Core           Dev
Ocala Corners                                           Tallahassee           FL       2000         IP        Core           Dev
Shoppes of Pebblebrooke                                    Naples             FL       2000         IP        Core           Dev
Town Square                                                Tampa              FL       1999         IP        Core          Renov
Willa Springs                                             Orlando             FL       2000         IP        Core          Re-Dev
Cambridge Square                                          Atlanta             GA       2000         IP        Core          Renov
Dunwoody Hall                                             Atlanta             GA       2000         IP        Core          Renov
Orchard Square                                            Atlanta             GA       2000         IP        Core          Renov
Fenton Marketplace                                         Fenton             MI       1999         IP        Core           Dev
Olde Towne Plaza (Ballwin)                               St. Louis            MO       2000         IP        Core           Dev
Sedgefield Village                                       Greensboro           NC       2000         IP        Core           Dev
Echelon Village Plaza                                     Voorhees            NJ       2000         IP        Core          Re-Dev
Kingsdale                                                 Columbus            OH       1998         IP        Core          Renov
Kroger at New Albany Center (Hampstead Village)           Columbus            OH       1999         IP        Core           Dev
Port of Portland                                         Hillsboro            OR       2000         IP        Core           Dev
Sherwood Crossroads                                       Sherwood            OR       2000         IP        Core           Dev
Fort Bend Market                                          Houston             TX       2000         IP        Core           Dev
Keller Town Center                                         Keller             TX       1999         IP        Core           Dev
Legacy Center                                              Frisco             TX       2000         IP        Core           Dev
MacArthur Park Phase II                                 Las Colinas           TX       1999         IP        Core           Dev
Prestonwood Park (Phase I)                                 Plano              TX       1997         IP        Core           Dev
Tarrant Pkwy Plaza (Davis Crossing)                  N. Richland Hills        TX       1999         IP        Core           Dev
Trophy Club Plaza                                       Trophy Club           TX       1999         IP        Core           Dev
Chesire Station                                          Dale City            VA       2000         IP        Core           Dev
Cascade Plaza                                             Seattle             WA       1999         IP        Core          Re-Dev
James Center                                               Tacoma             WA       1999         IP        Core          Re-Dev
Seattle Fur Exchange                                      Tukwila             WA       2000         IP      For Sale        Re-Dev
Dell Range Marketplace                                    Cheyenne            WY       1999         IP      For Sale         Dev

Build-To-Suit
Completed                                                 Various                                 Stable
In Process                                                Various                                   IP

(e)  Albertson's will own their own space
------------------------------------------------------------------------------------------------------------------------------------
Total Completed                                                     40
------------------------------------------------------------------------------------------------------------------------------------
Total In-Process                                                    57
------------------------------------------------------------------------------------------------------------------------------------
In-Process Summary (Shopping Centers Only):
------------------------------------------------------------------------------------------------------------------------------------
Total In-Process                                                     44
-----------------------------------------------------------------------------------------------------------------------------------
Total Core                                                           37
Total For Sale                                                        7
------------------------------------------------------------------------------------------------------------------------------------
Total Developments                                                   29
Total Redevelopments                                                  9
Total Renovations                                                     6
------------------------------------------------------------------------------------------------------------------------------------
Total Consolidated                                                   43
Total Unconsolidated                                                  1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Initial Acquisition     Development/
                                                  Consolidated or           Anchor          Cost (Re-Dev and       Redevelopment
                       Property Name              Unconsolidated             Opens             Renov only)             Costs
------------------------------------------------------------------------------------------------------------------------------------
Hawthorne Plaza Village                            Consolidated            11/01/99                    --            17,270,392
Monrovia                                           Consolidated            02/01/00                    --             5,998,316
Santa Margarita Marketplace                        Consolidated            09/01/00                    --            23,400,000
Long Bch Corp Sq (Ralph's)                         Consolidated            10/01/00                    --             8,942,514
Woodmen Plaza                                     Unconsolidated           07/14/99                    --            12,080,276
Briarcliff Village                                 Consolidated            12/02/99            20,440,261             6,619,402
Waterford Shopping Center                          Consolidated            09/15/99                    --            11,491,039
Hebron Parkway Plaza                               Consolidated            10/01/99                    --             5,638,040
Vistoso                                            Consolidated            08/01/00                    --             5,177,544
Ocotillo                                           Consolidated            08/01/00                    --             7,058,514
South Mountain                                     Consolidated            07/01/00                    --             3,353,277
Stonebridge Center                                 Consolidated            06/01/00                    --             4,423,661
The Provinces                                      Consolidated            07/01/00                    --             5,723,497
Campus Marketplace                                 Consolidated            08/01/01                    --            25,329,708
Carson/Abalone                                     Consolidated            06/01/01                    --            10,629,837
Corral Hollow                                      Consolidated            09/01/01                    --            21,002,935
El Cerrito Plaza                                   Consolidated            10/01/01            26,514,393            24,120,222
Plaza El Paseo                                     Consolidated            10/01/01                    --            14,607,480
Prairie City Crossing (Folsom)                     Consolidated            12/01/00                    --            12,954,713
San Fernando Value Square                          Consolidated            10/01/87            25,778,000               150,293
Redlands Marketplace (Brach's Corner)              Consolidated            12/22/00                    --             3,180,479
Fleming Island Phase II                            Consolidated            10/01/00                    --             4,529,715
Highland Square                                    Consolidated            12/02/99            11,600,000             9,780,070
Julington Village (Race Track Road)                Consolidated            05/25/00                    --             8,158,588
King's Crossing (Sun City)                         Consolidated            06/08/00                    --             6,751,862
Ocala Corners                                      Consolidated            06/01/01                    --             6,759,254
Shoppes of Pebblebrooke                            Consolidated            07/01/01                    --             7,934,562
Town Square                                        Consolidated            05/01/01             3,510,105             4,212,113
Willa Springs                                      Consolidated            02/29/00             6,258,973             3,836,602
Cambridge Square                                   Consolidated            10/01/99             3,791,617             1,497,712
Dunwoody Hall                                      Consolidated            05/01/01             6,587,569             3,632,618
Orchard Square                                     Consolidated            04/01/01             5,637,889             3,077,047
Fenton Marketplace                                 Consolidated            03/01/01                    --             9,208,597
Olde Towne Plaza (Ballwin)                         Consolidated            12/01/01                    --            23,694,834
Sedgefield Village                                 Consolidated            02/01/01                    --             4,712,981
Echelon Village Plaza                              Consolidated            09/01/01                    --            11,874,514
Kingsdale                                          Consolidated            12/01/99            17,407,940             6,338,800
Kroger at New Albany Center (Hampstead Village)    Consolidated            11/14/99                    --             8,814,149
Port of Portland                                   Consolidated            01/01/02                    --             6,320,606
Sherwood Crossroads                                Consolidated            02/01/01                    --             7,033,102
Fort Bend Market                                   Consolidated            11/01/01                    --            10,213,412
Keller Town Center                                 Consolidated            12/01/99                    --            13,420,612
Legacy Center                                      Consolidated            06/01/02                    --             9,050,712
MacArthur Park Phase II                            Consolidated            11/17/00                    --            26,020,045
Prestonwood Park (Phase I)                         Consolidated            01/26/00                    --            16,420,200
Tarrant Pkwy Plaza (Davis Crossing)                Consolidated            07/26/00                    --             5,252,702
Trophy Club Plaza                                  Consolidated            10/04/00                    --            14,895,300
Chesire Station                                    Consolidated            09/01/01                    --            16,306,738
Cascade Plaza                                      Consolidated            08/01/00            13,690,518             5,431,561
James Center                                       Consolidated            11/01/99            12,300,000             8,022,042
Seattle Fur Exchange                               Consolidated            11/01/00            10,000,000             1,464,594
Dell Range Marketplace                            Unconsolidated           12/11/00                    --             9,732,371

Build-To-Suit
Completed                                                                                              --            66,383,367
In Process                                                                                             --            45,438,510

(e)  Albertson's will own their own space
------------------------------------------------------------------------------------------------------------------------------------
Total Completed                                                                                20,440,261           157,823,346
------------------------------------------------------------------------------------------------------------------------------------
Total In-Process                                                                              143,077,004           457,548,685
------------------------------------------------------------------------------------------------------------------------------------

In-Process Summary (Shopping Centers Only):
------------------------------------------------------------------------------------------------------------------------------------
Total In-Process                                                                              143,077,004           412,110,175
------------------------------------------------------------------------------------------------------------------------------------
Total Core                                                                                    107,299,004           377,921,154
Total For Sale                                                                                 35,778,000            34,189,021
------------------------------------------------------------------------------------------------------------------------------------
Total Developments                                                                                      0           320,961,793
Total Redevelopments                                                                          106,141,884            67,860,377
Total Renovations                                                                              36,935,120            23,288,005
------------------------------------------------------------------------------------------------------------------------------------

Total Consolidated                                                                            143,077,004           402,377,804
Total Unconsolidated                                                                                    0             9,732,371
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                           Net                 Gross              Gross
                                                        Completed            Completed            Cost %
                       Property Name                      Costs                Costs             Complete
----------------------------------------------------------------------------------------------------------
Hawthorne Plaza Village                                 17,270,392            17,270,392             76%
Monrovia                                                 5,998,316             5,998,316             98%
Santa Margarita Marketplace                             23,400,000            23,400,000             76%
Long Bch Corp Sq (Ralph's)                               8,942,514             8,942,514             98%
Woodmen Plaza                                           12,080,276            14,728,093             90%
Briarcliff Village                                      27,059,663            28,088,639             95%
Waterford Shopping Center                               11,491,039            13,091,039             99%
Hebron Parkway Plaza                                     5,638,040             7,180,520             98%
Vistoso                                                  5,177,544             5,877,544             35%
Ocotillo                                                 7,058,514             9,058,514             42%
South Mountain                                           3,353,277             5,353,277             45%
Stonebridge Center                                       4,423,661             5,223,661             69%
The Provinces                                            5,723,497             6,923,497             59%
Campus Marketplace                                      25,329,708            25,329,708             31%
Carson/Abalone                                          10,629,837            10,629,837             44%
Corral Hollow                                           21,002,935            22,082,935             27%
El Cerrito Plaza                                        50,634,615            50,634,615             56%
Plaza El Paseo                                          14,607,480            19,009,697             33%
Prairie City Crossing (Folsom)                          12,954,713            12,954,713             55%
San Fernando Value Square                               25,928,293            25,928,293            100%
Redlands Marketplace (Brach's Corner)                    3,180,479             5,192,979             69%
Fleming Island Phase II                                  4,529,715             4,529,715             67%
Highland Square                                         21,380,070            21,850,770             82%
Julington Village (Race Track Road)                      8,158,588            11,905,876             90%
King's Crossing (Sun City)                               6,751,862             7,294,885             87%
Ocala Corners                                            6,759,254             6,759,254              5%
Shoppes of Pebblebrooke                                  7,934,562             9,894,562             37%
Town Square                                              7,722,218             7,722,218             68%
Willa Springs                                           10,095,575            10,095,575             62%
Cambridge Square                                         5,289,329             5,289,329             84%
Dunwoody Hall                                           10,220,187            11,228,910             66%
Orchard Square                                           8,714,936             9,829,120             66%
Fenton Marketplace                                       9,208,597            10,208,597             34%
Olde Towne Plaza (Ballwin)                              23,694,834            23,694,834             46%
Sedgefield Village                                       4,712,981             5,062,981             33%
Echelon Village Plaza                                   11,874,514            11,874,514             67%
Kingsdale                                               23,746,740            23,746,740             95%
Kroger at New Albany Center (Hampstead Village)          8,814,149             9,904,149             98%
Port of Portland                                         6,320,606             6,320,606              5%
Sherwood Crossroads                                      7,033,102             7,033,102             67%
Fort Bend Market                                        10,213,412            17,701,615             39%
Keller Town Center                                      13,420,612            13,420,612             97%
Legacy Center                                            9,050,712            13,827,202             36%
MacArthur Park Phase II                                 26,020,045            26,020,045             68%
Prestonwood Park (Phase I)                              16,420,200            21,495,200             94%
Tarrant Pkwy Plaza (Davis Crossing)                      5,252,702             6,165,448             97%
Trophy Club Plaza                                       14,895,300            14,895,300             79%
Chesire Station                                         16,306,738            16,306,738             31%
Cascade Plaza                                           19,122,079            19,122,079             86%
James Center                                            20,322,042            20,322,042             98%
Seattle Fur Exchange                                    11,464,594            11,464,594             89%
Dell Range Marketplace                                   9,732,371            11,072,371             51%

Build-To-Suit
Completed                                               66,383,367            68,287,224             98%
In Process                                              43,698,459            45,360,459             65%

(e)  Albertson's will own their own space
----------------------------------------------------------------------------------------------------------
Total Completed                                        178,263,607           186,986,737             92%
----------------------------------------------------------------------------------------------------------
Total In-Process                                       598,885,638           645,618,712             63%
----------------------------------------------------------------------------------------------------------

In-Process Summary (Shopping Centers Only):

Total In-Process                                       555,187,179           600,258,253             63%
----------------------------------------------------------------------------------------------------------
Total Core                                             485,220,158           526,822,963             61%
Total For Sale                                          69,967,021            73,435,290             78%
----------------------------------------------------------------------------------------------------------
Total Developments                                     320,961,793           361,426,760             50%
Total Redevelopments                                   174,002,261           176,485,461             76%
Total Renovations                                       60,223,125            62,346,032             79%
----------------------------------------------------------------------------------------------------------
Total Consolidated                                     545,454,808           589,185,882             61%
Total Unconsolidated                                     9,732,371            11,072,371             51%
----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Regency Realty
                                                      Development Status Report
                                                         September 30, 2000
                                                    (Sorted by Status and State)
------------------------------------------------------------------------------------------------------------------------------------
                                                       Estimated    Incremental      Stabilized
                                                         Costs       NOI Yield           NOI                Major Anchor
                       Property Name                  to Complete   (Renov only)        Yield                 Tenant
------------------------------------------------------------------------------------------------------------------------------------
Hawthorne Plaza Village                               4,111,209                        10.98%                 Lucky's
Monrovia                                                 95,491                        11.47%           Ross, David's Bridal
Santa Margarita Marketplace                           5,545,201                        12.21%   Marshalls, Linens 'n Things, Staples
Long Bch Corp Sq (Ralph's)                              142,240                        11.14%                 Ralph's
Woodmen Plaza                                         1,479,052                        10.20%               King Soopers
Briarcliff Village                                    1,285,084         4.52%           8.05%                  Publix
Waterford Shopping Center                               122,003                         9.69%                  Kroger
Hebron Parkway Plaza                                    115,896                        12.85%              Albertsons (e)
Vistoso                                               3,846,229                        11.30%                 Safeway
Ocotillo                                              5,215,938                        11.30%                 Safeway
South Mountain                                        2,929,582                        11.30%                 Safeway
Stonebridge Center                                    1,641,763                        11.07%                 Safeway
The Provinces                                         2,853,891                        11.30%                 Safeway
Campus Marketplace                                   17,489,661                        10.41%             Ralph's, Long's
Carson/Abalone                                        5,917,649                        11.77%         Ralph's, Hollywood Video
Corral Hollow                                        16,224,329                        11.02%         Safeway, Orchard, Long's
El Cerrito Plaza                                     22,496,403                        10.44%    Albertson's, Long's, Ross, Bally's
Plaza El Paseo                                       12,697,601                        12.25%                 Gelson's
Prairie City Crossing (Folsom)                        5,855,745                        10.06%                 Safeway
San Fernando Value Square                                 4,314                         9.83%          Home Depot, Sam's Club
Redlands Marketplace (Brach's Corner)                 1,621,978                        10.36%              Albertsons (e)
Fleming Island Phase II                               1,491,759         6.49%           6.49%                Stein Mart
Highland Square                                       3,910,168                         9.80%            Winn-Dixie, Publix
Julington Village (Race Track Road)                   1,151,928                        11.49%                  Publix
King's Crossing (Sun City)                              955,015                        11.12%                  Publix
Ocala Corners                                         6,426,712                        11.54%                  Publix
Shoppes of Pebblebrooke                               6,280,621                        10.67%                  Publix
Town Square                                           2,481,001        15.99%          13.07%                   TBD
Willa Springs                                         3,836,602                         9.30%                  Publix
Cambridge Square                                        846,792        19.78%          14.08%              Harris Teeter
Dunwoody Hall                                         3,776,491        10.26%          10.27%                  Publix
Orchard Square                                        3,336,021         2.82%           9.39%                  Publix
Fenton Marketplace                                    6,706,278                        10.29%               Farmer Jack
Olde Towne Plaza (Ballwin)                           12,851,460                        10.70%                  Lowes
Sedgefield Village                                    3,396,987                        10.80%                Food Lion
Echelon Village Plaza                                 3,878,327                        10.82%                Genaurdi's
Kingsdale                                             1,226,226         6.78%          10.02%                 Big Bear
Kroger at New Albany Center (Hampstead Village)         209,581                        10.21%                  Kroger
Port of Portland                                      5,982,008                         9.26%               Albertson's
Sherwood Crossroads                                   2,333,491                        10.09%                 Safeway
Fort Bend Market                                     10,841,339                        10.73%                  Kroger
Keller Town Center                                      346,387                        10.41%                Tom Thumb
Legacy Center                                         8,835,119                        11.53%               Albertson's
MacArthur Park Phase II                               8,250,174                         9.87%             Kroger Signature
Prestonwood Park (Phase I)                            1,367,281                        11.64%              Albertsons (e)
Tarrant Pkwy Plaza (Davis Crossing)                     186,941                        10.33%              Albertsons (e)
Trophy Club Plaza                                     3,193,618                        11.20%                Tom Thumb
Chesire Station                                      11,251,206                        10.26%                 Safeway
Cascade Plaza                                         2,633,653                        10.38%                 Safeway
James Center                                            419,033                         9.95%          Fred Meyers, Rite Aid
Seattle Fur Exchange                                  1,304,191                        10.65%    Musician's Friend, Bed Bath Beyond
Dell Range Marketplace                                5,464,338                        10.00%               King Soopers

Build-To-Suit
Completed                                             1,663,683                        10.03%
In Process                                           15,995,388                         9.78%
(e)  Albertson's will own their own space
------------------------------------------------------------------------------------------------------------------------------------
Total Completed                                      14,559,858         4.52%          10.29%
------------------------------------------------------------------------------------------------------------------------------------
Total In-Process                                    239,961,220         9.25%          10.49%
------------------------------------------------------------------------------------------------------------------------------------

In-Process Summary (Shopping Centers Only):
Total In-Process                                    223,965,832         9.25%          10.55%
------------------------------------------------------------------------------------------------------------------------------------
Total Core                                          207,549,032         9.25%          10.54%
Total For Sale                                       16,416,800          n/a           10.61%
------------------------------------------------------------------------------------------------------------------------------------
Total Developments                                  170,702,873          n/a           10.77%
Total Redevelopments                                 40,104,669          n/a           10.18%
Total Renovations                                    13,158,290         9.25%          10.46%
------------------------------------------------------------------------------------------------------------------------------------
Total Consolidated                                  218,501,494         9.25%          10.56%
Total Unconsolidated                                  5,464,338          n/a           10.00%
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Gross            Company
                                                                       Anchor             Center             Owned           %
                       Property Name                                    GLA                GLA               GLA           Leased
------------------------------------------------------------------------------------------------------------------------------------
Hawthorne Plaza Village                                                  65,230            99,405            99,405           95%
Monrovia                                                                 40,187            48,187            48,187          100%
Santa Margarita Marketplace                                              90,209           153,460           153,460          100%
Long Bch Corp Sq (Ralph's)                                               50,923            50,923            50,923          100%
Woodmen Plaza                                                            69,913           104,755           104,755           92%
Briarcliff Village                                                       43,454           183,755           183,755           96%
Waterford Shopping Center                                                60,202            91,921            91,921           92%
Hebron Parkway Plaza                                                     62,322           109,335            47,013           95%
Vistoso                                                                  55,255            90,695            34,778           17%
Ocotillo                                                                 55,255            96,089            40,765           19%
South Mountain                                                           55,256            81,597            26,341           38%
Stonebridge Center                                                       55,250            85,485            30,235           12%
The Provinces                                                            55,256            89,492            34,236           15%
Campus Marketplace                                                       74,325           145,580           145,580           40%
Carson/Abalone                                                           58,300            63,300            63,300           92%
Corral Hollow                                                           138,230           168,048           168,048           39%
El Cerrito Plaza                                                         65,015           361,630           361,630           41%
Plaza El Paseo                                                           30,000            96,150            96,150           31%
Prairie City Crossing (Folsom)                                           55,255            78,555            78,555           78%
San Fernando Value Square                                               196,911           229,353           229,353           97%
Redlands Marketplace (Brach's Corner)                                    55,922            86,284            30,317           18%
Fleming Island Phase II                                                  34,000            40,487            40,487           87%
Highland Square                                                          84,314           262,499           262,499           82%
Julington Village (Race Track Road)                                      51,420            81,820            81,820           88%
King's Crossing (Sun City)                                               51,420            75,020            75,020           90%
Ocala Corners                                                            61,166            86,766            86,766           70%
Shoppes of Pebblebrooke                                                  61,166            76,766            76,766           80%
Town Square                                                              14,650            44,679            44,679           17%
Willa Springs                                                            44,000            93,539            93,539           98%
Cambridge Square                                                         32,922            69,649            69,649           72%
Dunwoody Hall                                                            44,271            89,509            89,509           82%
Orchard Square                                                           44,271            93,221            93,221           82%
Fenton Marketplace                                                       53,739            73,351            73,351           81%
Olde Towne Plaza (Ballwin)                                              135,197           286,547           286,547           58%
Sedgefield Village                                                       37,930            56,630            56,630           67%
Echelon Village Plaza                                                    48,750            88,867            88,867           85%
Kingsdale                                                                56,006           270,470           270,470           72%
Kroger at New Albany Center (Hampstead Village)                          63,805            91,805            91,805           91%
Port of Portland                                                         57,370            67,240            67,240           85%
Sherwood Crossroads                                                      55,150            87,750            87,750           63%
Fort Bend Market                                                         63,373           103,373           103,373           61%
Keller Town Center                                                       63,631           114,822           114,822           85%
Legacy Center                                                            64,843           125,065            60,222            5%
MacArthur Park Phase II                                                  63,373           198,600           198,600           90%
Prestonwood Park (Phase I)                                               62,322           163,294           100,972           60%
Tarrant Pkwy Plaza (Davis Crossing)                                      64,400            97,479            33,079           84%
Trophy Club Plaza                                                        63,654           125,063           125,063           72%
Chesire Station                                                          55,256           100,641           100,641           61%
Cascade Plaza                                                            49,440           217,817           217,817           91%
James Center                                                             85,023           140,500           140,500           89%
Seattle Fur Exchange                                                     62,995            84,380            84,380           74%
Dell Range Marketplace                                                   61,056            87,771            87,771           76%

Build-To-Suit
Completed                                                               335,346           335,346           335,346          100%
In Process                                                              150,591           150,591           150,591           98%

(e)  Albertson's will own their own space
------------------------------------------------------------------------------------------------------------------------------------
Total Completed                                                         817,786         1,177,087         1,114,765           97%
------------------------------------------------------------------------------------------------------------------------------------
Total In-Process                                                      2,891,734         5,418,269         4,893,734           70%
------------------------------------------------------------------------------------------------------------------------------------
In-Process Summary (Shopping Centers Only):
------------------------------------------------------------------------------------------------------------------------------------
Total In-Process                                                      2,741,143         5,267,678         4,743,143           69%
------------------------------------------------------------------------------------------------------------------------------------
Total Core                                                            2,190,029         4,545,096         4,140,928           66%
Total For Sale                                                          551,114           722,582           602,215           84%
------------------------------------------------------------------------------------------------------------------------------------
Total Developments                                                    1,822,653         3,094,794         2,626,226           64%
Total Redevelopments                                                    692,370         1,564,869         1,508,902           76%
Total Renovations                                                       226,120           608,015           608,015           72%
------------------------------------------------------------------------------------------------------------------------------------
Total Consolidated                                                    2,680,087         5,179,907         4,655,372           69%
Total Unconsolidated                                                     61,056            87,771            87,771           76%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Regency Realty
                                             Investment in Unconsolidated Joint Ventures
                                                         September 30, 2000
------------------------------------------------------------------------------------------------------------------------------------


                                                                              Total              Total
Property Name                                Legal Entity                    Assets              Debt          Lender       Maturity
-------------                                ------------                    ------              -----         ------       --------
Shiloh Springs                 T & M Shiloh Development Company             10,993,649            n/a           n/a            n/a
Ballwin Olde Towne Plaza       Regency/DS Ballwin, LLC                      10,371,886            n/a           n/a            n/a
Corral Hollow/Tracy            RRG-RMC Tracy, LLC                            6,008,740            n/a           n/a            n/a
Village Center                 OTR/Regency Texas Realty Holdings, L.P.      13,202,615            n/a           n/a            n/a
Creekside                      OTR/Regency Texas Realty Holdings, L.P.       8,554,109            n/a           n/a            n/a
Plaza El Paseo                 K & G / Regency II, LLC                       6,313,032            n/a           n/a            n/a
Del Range (Cheyenne, WY)       R & KS Dell Range Development, LLC            1,953,926            n/a           n/a            n/a
Woodmen and Rangewood          M & KS Woodman Development, LLC              13,444,885         9,771,012    Star Bank       10/01/00
Ocean East (1)                 Regency Ocean East Partnership, L.P.          7,926,363         5,147,852  Wachovia Bank     11/25/03
Aspen Park                     R & KS Aspen Park Development, LLC              258,655            n/a           n/a            n/a
Creekside Plase II             T & M Arlington Development Company             n/a                n/a           n/a            n/a
Bethany Lake                   R & M Western Partnership, L.P. (note)          n/a                n/a           n/a            n/a
Cheyenne Meadows               R & M Western Partnership, L.P. (note)          n/a                n/a           n/a            n/a
Frisco Prestonbrook            R & M Western Partnership, L.P. (note)          n/a                n/a           n/a            n/a
Jackson Creek                  R & M Western Partnership, L.P. (note)          n/a                n/a           n/a            n/a
Lloyd King Center              R & M Western Partnership, L.P. (note)          n/a                n/a           n/a            n/a
Stroh Ranch                    R & M Western Partnership, L.P. (note)          n/a                n/a           n/a            n/a

                                                                         -------------     -------------
                                                                           $79,027,860       $14,918,864
                                                                         =============     =============

                                          RRC             Regency             Regency
                                       Ownership           Share             Investment            Equity
Property Name                           Interest          of Debt             09/30/00             Pick-up
-------------                           --------          -------             --------             -------
Shiloh Springs                           50.00%             n/a              11,361,226           (152,292)
Ballwin Olde Towne Plaza                 50.00%             n/a              11,319,266                  0
Corral Hollow/Tracy                      50.00%             n/a               9,009,031          2,815,944
Village Center                           30.00%             n/a               8,440,454             26,888
Creekside                                30.00%             n/a               7,839,330             46,112
Plaza El Paseo                           50.00%             n/a               6,312,096                  0
Del Range (Cheyenne, WY)                 50.00%             n/a               5,662,058             (2,088)
Woodmen and Rangewood                    50.00%          4,885,506            3,312,573           (192,248)
Ocean East (1)                           25.00%          1,286,963            2,143,633             14,455
Aspen Park                               50.00%             n/a                 759,765                  0
Creekside Plase II                       50.00%             n/a                       0            (12,553)
Bethany Lake                             50.00%             n/a                       0             (9,354)
Cheyenne Meadows                         50.00%             n/a                       0            256,890
Frisco Prestonbrook                      50.00%             n/a                       0             37,761
Jackson Creek                            50.00%             n/a                       0            (46,329)
Lloyd King Center                        50.00%             n/a                       0            (55,662)
Stroh Ranch                              50.00%             n/a                       0            137,926

                                                      ------------         ------------      -------------
                                                        $6,172,469          $66,159,432         $2,865,450
                                                      ============         ============      =============

note: effective June 30, 2000, Regency acquired 100% ownership interest of R&M Partnership and consolidated the venture.

                           REGENCY REALTY CORPORATION
                    SECURITIES ISSUED OTHER THAN COMMON STOCK

    ------------------------------------------------------------------------


Security Issued:  SERIES 2 CUMULATIVE CONVERTIBLE
---------------   PREFERRED STOCK

                  o  Issuance Date         -  February 29, 1999
                  o  Shares Outstanding    -  1,487,507
                  o  Conversion            -  Convertible into Common Stock  1:1
                  o  Dividend              -  Equal to Current Common Stock


Security Issued:  $384 MILLION PERPETUAL PREFERRED UNITS
---------------   - REGENCY CENTERS, L.P.

                  o  Issuance Dates        -  Jun-98, Sep-99, May/Sept-00
                  o  Units Outstanding     -  4,640,000
                  o  Conversion            -  None
                  o  Distribution Average  -  8.72%


Security Issued:  REGENCY CENTERS, L.P. OPERATING PARTNERSHIP UNITS
---------------   (including Parkway and Delk Spectrum Down-REITs)

                  o  Issuance Date         -  Variable
                  o  Units Outstanding     -  1,684,632 OP Units
                  o  Conversion            -  Convertible into Common Stock  1:1
                  o  Dividend              -  Equal to Current Common Dividend

------------------------------------------------------------------------------------------------------------------------------------
                                                           Regency Realty
                                                   Summary Real Estate Information
                                          For the Periods Ended September 30, 2000 and 1999
------------------------------------------------------------------------------------------------------------------------------------

Real Estate Portfolio                                                     Current        YTD Change       12/31/99       12/31/98
------------------------------------------------------------------------------------------------------------------------------------
Company owned GLA (note)                                                   27,121,631      2,352,133     24,769,498      14,652,299

GLA under Development, Redevelopment, or Renovation                         4,743,144       --            2,693,901       1,092,711

Company owned GLA Growth                                                         9.5%       --               146.8%        --

Total GLA including anchor owned stores                                    28,523,174      2,570,882     25,952,292      14,987,053

------------------------------------------------------------------------------------------------------------------------------------

Shopping centers Operating or Under Development (note)                            235             19            216             129

Shopping centers in Development included above                                     44             22             26               9

Grocery anchored shopping centers                                                 206             19            187             114

Grocery centers ranked #1 or #2 in market                                         155             14            141              86

------------------------------------------------------------------------------------------------------------------------------------

Percent leased - All Properties including Development In Process                90.8%             NA          92.4%           93.6%

Percent leased - Operating Properties Only                                      95.5%           0.6%          95.0%           94.9%

------------------------------------------------------------------------------------------------------------------------------------

Net Operating Income                                                     $183,428,190       --         $211,501,431     $99,642,753

NOI growth                                                                      18.3%       --               112.3%        --

Base rent growth on  new leasing and renewal transactions (YTD)                  7.3%       --                 7.8%            5.0%

NOI - same property growth (YTD)                                                 4.4%       --                 4.3%            1.0%



(note: all amounts exclude build to suit projects)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Regency Realty
                                                       Summary of Real Estate
                                                 (excluding Build to Suit Projects)
                                                               Sep-00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Company Owned GLA     Percent Leased
------------------------------------------------------------------------------------------------------------------------------------

                                                          Yr Const                                                           Grocery
                                                           or last      Year                                                  Anchor
Property Name                      State        MSA        Rnvtn      Acquired      Dec-99      Sep-00   Dec-99    Sep-00       GLA
------------------------------------------------------------------------------------------------------------------------------------
West County Marketplace              AL   Birmingham         1987       1993        129,155     129,155   100.0%     98.1%    42,848
Village in Trussville, The           AL   Birmingham         1987       1993         69,280      69,280    97.7%     92.6%    38,380
Country Club Ala                     AL   Montgomery         1991       1993         67,622      67,622   100.0%     99.0%    35,922
The Marketplace - Alexander City     AL   Alexander City     1987       1993        162,723     162,723   100.0%     98.3%    47,668
Bonner's Point                       AL   Roanoke            1985       1993         87,281      87,282    98.6%    100.0%    34,700
------------------------------------------------------------------------------------------------------------------------------------
The Provinces Shopping Ctr           AZ   Phoenix            2000       2000              0      34,236       NA     15.3%    55,256
Stonebridge Center                   AZ   Phoenix            2000       2000              0      30,235       NA     12.1%    55,250
South Mountain Shopping Ctr          AZ   Phoenix            2000       2000              0      26,341       NA     37.6%    55,256
Pima Crossing                        AZ   Phoenix            1996       1999        234,585     236,585    99.5%    100.0%    46,955
Paseo Village                        AZ   Phoenix            1998       1999         92,399      92,399   100.0%     98.7%    23,800
Vistoso Center                       AZ   Tucson             2000       2000              0      34,778       NA     16.7%    55,255
------------------------------------------------------------------------------------------------------------------------------------
Woodman - Van Nuys                   CA   Los Angeles        1992       1999        107,570     107,570    96.3%     96.3%    77,648
San Fernando Value Square            CA   Los Angeles        2000       2000              0     229,353       NA     96.7%      0
Plaza Hermosa                        CA   Los Angeles        1984       1999         94,939      94,939   100.0%    100.0%    36,800
Plaza de Hacienda                    CA   Los Angeles        1991       1999        125,602     127,132    95.6%    100.0%    81,736
Monrovia                             CA   Los Angeles        1999       1999         48,187           0    96.9%      0.0%      0
Long Beach Corporate Square          CA   Los Angeles        1999       1999         54,923           0   100.0%      0.0%      0
Hawthorne Plaza                      CA   Los Angeles        1999       1999         92,496           0    99.5%      0.0%      0
El Camino Shopping Center            CA   Los Angeles        1995       1999        135,883     135,883    99.3%    100.0%    35,650
Crossroads Plaza                     CA   Los Angeles        1988       1999         60,638      60,638   100.0%    100.0%    60,638
Carson and Abalone                   CA   Los Angeles        2000       2000              0      63,300       NA     92.1%    58,300
Tassajara Crossing                   CA   Oakland            1990       1999        141,790     146,188    98.1%    100.0%    56,496
San Leandro Plaza                    CA   Oakland            1982       1999         50,853      50,853   100.0%     99.2%    38,250
Encina Grande                        CA   Oakland            1965       1999        102,499     102,499   100.0%    100.0%    22,500
Diablo Plaza                         CA   Oakland            1982       1999         63,265      63,265   100.0%    100.0%    53,000
Country Club Village - Calif         CA   Oakland            1994       1999        111,251     111,251   100.0%    100.0%    50,320
Santa Margarita Marketplace          CA   Orange County      1999       1999        152,260           0    51.9%      0.0%      0
Santa Ana Downtown Plaza             CA   Orange County      1987       1999        100,305     100,305   100.0%     81.7%    37,972
Rona Plaza                           CA   Orange County      1989       1999         51,779      51,779   100.0%    100.0%    37,194
Plaza El Paseo                       CA   Orange County      2000       2000              0      96,150       NA     31.2%    30,000
Newland Center                       CA   Orange County      1985       1999        166,492     166,492    97.1%     96.1%    58,000
Morningside Plaza                    CA   Orange County      1996       1999         91,599      91,600   100.0%     97.7%    42,630
Heritage Plaza                       CA   Orange County      1981       1999        231,883     231,883    99.9%     99.4%    44,376
Bristol & Warner Shopping Ctr        CA   Orange County      1998       1999        121,677     121,679    95.6%     92.0%    51,260
The Promenade                        CA   Sacramento         1989       1999        136,022     136,022    96.2%     96.2%    43,230
Prairie City Crossing                CA   Sacramento         1999       1999              0      78,555       NA     77.5%    55,255
Arden Square                         CA   Sacramento         1994       1999        100,162     100,162    94.8%     94.0%      0
Twin Peaks Plaza                     CA   San Diego          1988       1999        198,139     198,139    97.6%     99.0%    44,686
Friars-Mission Center                CA   San Diego          1989       1999        145,608     145,608   100.0%     93.7%    45,000
El Norte Parkway Plaza               CA   San Diego          1984       1999         87,990      87,990    96.9%    100.0%    42,315
Costa Verde                          CA   San Diego          1988       1999        178,619     179,319   100.0%     98.9%    40,000
Campus Marketplace                   CA   San Diego          2000       2000              0     145,580       NA     39.5%    57,541
Woodside Central Plaza               CA   San Francisco      1993       1999         80,598      80,591   100.0%    100.0%      0
Strawflower Village                  CA   San Francisco      1985       1999         78,827      78,827    95.4%    100.0%    33,753
Sequoia Station                      CA   San Francisco      1996       1999        103,388     103,388    99.5%     99.8%    62,050
El Cerrito Plaza                     CA   San Francisco      2000       2000              0     361,630       NA     41.4%    32,924
West Park Plaza                      CA   San Jose           1996       1999         88,103      88,103   100.0%    100.0%    24,712
Loehmann's Plaza Calif               CA   San Jose           1983       1999        113,309     113,309    94.9%    100.0%    53,000
Blossom Valley Shopping Ctr          CA   San Jose           1990       1999         91,969      93,315    96.8%    100.0%    34,208
Corral Hollow                        CA   Stockton           2000       2000              0     168,048       NA     39.1%    65,715
Westlake Plaza and Center            CA   Ventura            1975       1999        190,655     190,656    98.9%    100.0%    41,300
Ventura Village Shopping Ctr         CA   Ventura            1984       1999         76,070      76,070    95.7%     95.7%    42,500
Oakbrook Plaza                       CA   Ventura            1982       1999         83,278      83,278    94.4%     95.6%    43,842
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------


                                            Grocery
Property Name                                Anchor           Drug Store GLA             Other Anchor or Major
------------------------------------------------------------------------------------------------------------------------
West County Marketplace                    Food World            Rite Aid                       Wal-Mart
Village in Trussville, The                  Bruno's              CVS Drug                          --
Country Club Ala                           Winn-Dixie            Rite Aid                          --
The Marketplace - Alexander City           Winn-Dixie               --                          Wal-Mart
Bonner's Point                             Winn-Dixie               --                          Wal-Mart
------------------------------------------------------------------------------------------------------------------------
The Provinces Shopping Ctr                  Safeway                 --
Stonebridge Center                          Safeway                 --
South Mountain Shopping Ctr                 Safeway
Pima Crossing                               Basha's                 --              Stein Mart, Bally Total Fitness
Paseo Village                                 ABCO              Walgreen's                         --
Vistoso Center                              Safeway                 --                             --
------------------------------------------------------------------------------------------------------------------------
Woodman - Van Nuys                          Gigante                 --                             --
San Fernando Value Square                      --                   --                   Home Depot, Sam's Club
Plaza Hermosa                          Von's Food & Drug       Sav-On Drugs                        --
Plaza de Hacienda                         Food 4 Less               --                             --
Monrovia                                       --                   --                             --
Long Beach Corporate Square                    --                   --                             --
Hawthorne Plaza                                --                   --                             --
El Camino Shopping Center              Von's Food & Drug       Sav-On Drugs                        --
Crossroads Plaza                            Gigante                 --                             --
Carson and Abalone                          Ralph's                 --                             --
Tassajara Crossing                          Safeway            Long's Drugs                   Ace Hardware
San Leandro Plaza                           Safeway                 --                             --
Encina Grande                               Safeway             Walgreen's                         --
Diablo Plaza                                Safeway            Long's Drugs                  Jo-Ann Fabrics
Country Club Village - Calif                Ralph's            Long's Drugs                Blockbuster Video
Santa Margarita Marketplace                    --                   --                             --
Santa Ana Downtown Plaza                  Food 4 Less               --                             --
Rona Plaza                                Food 4 Less               --                             --
Plaza El Paseo                              Gelson's                --
Newland Center                              Lucky's                 --                             --
Morningside Plaza                         Albertson's               --                             --
Heritage Plaza                              Ralph's            Sav-On Drugs               Irvine Ace Hardware
Bristol & Warner Shopping Ctr             Food 4 Less               --                       Banner Central
The Promenade                            Bel Air Market        Long's Drugs                    True Value
Prairie City Crossing                       Safeway                 --
Arden Square                                   --                   --                 Jo-Ann Fabrics, Office Max
Twin Peaks Plaza                            Lucky's                 --                           Target
Friars-Mission Center                       Ralph's            Long's Drugs                        --
El Norte Parkway Plaza                 Von's Food & Drug            --                        Our Fitness
Costa Verde                               Albertson's               --                      Petco, Bookstar
Campus Marketplace                          Ralph's            Long's Drugs
Woodside Central Plaza                         --                   --                         Marshalls
Strawflower Village                         Safeway            Long's Drugs                        --
Sequoia Station                             Safeway            Long's Drugs            Barnes and Noble, Old Navy
El Cerrito Plaza                            Lucky's            Long's Drugs
West Park Plaza                             Safeway              Rite Aid                          --
Loehmann's Plaza Calif                      Safeway            Long's Drugs                    Loehmann's
Blossom Valley Shopping Ctr                 Safeway            Long's Drugs                        --
Corral Hollow                               Safeway                 --
Westlake Plaza and Center              Von's Food & Drug  Long's/Save -On Drugs                    --
Ventura Village Shopping Ctr           Von's Food & Drug            --                             --
Oakbrook Plaza                            Albertson's          Long's Drugs                        --
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Regency Realty
                                                       Summary of Real Estate
                                                 (excluding Build to Suit Projects)
                                                               Sep-00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Company Owned GLA     Percent Leased
------------------------------------------------------------------------------------------------------------------------------------

                                                          Yr Const                                                           Grocery
                                                           or last      Year                                                  Anchor
Property Name                      State        MSA        Rnvtn      Acquired      Dec-99      Sep-00   Dec-99    Sep-00       GLA
------------------------------------------------------------------------------------------------------------------------------------
Woodmen Plaza                        CO   Colorado Spring    1998       1998         97,913     104,755    85.7%     92.0%    69,913
Jackson Creek Crossing               CO   Colorado Spring    1999       1998         85,259      85,263    98.4%    100.0%    69,913
Cheyenne Meadows Center              CO   Colorado Spring    1998       1998         89,893      89,893   100.0%     97.7%    69,105
Stroh Ranch Center                   CO   Denver             1998       1998         86,432      86,432   100.0%    100.0%    69,719
Lloyd King Center                    CO   Denver             1998       1998         83,326      83,326   100.0%    100.0%    61,040
Littleton Square                     CO   Denver             1997       1999         94,257      94,257   100.0%     97.7%    49,751
Leetsdale Marketplace                CO   Denver             1993       1999        119,916     119,916    98.7%     98.7%    62,600
Buckley Square                       CO   Denver             1978       1999        116,206     111,146    93.2%    100.0%    62,400
Boulevard Center                     CO   Denver             1986       1999         92,483      92,483    95.2%     95.7%    52,700
Redlands Marketplace                 CO   Grand Junction     1999       1999         37,817      30,317    36.3%     18.3%    55,922
------------------------------------------------------------------------------------------------------------------------------------
Pike Creek Shopping Center           DE   Wilmington         1981       1998        232,754     228,169    96.3%     98.6%    49,069
------------------------------------------------------------------------------------------------------------------------------------
Palm Harbour Shopping Ctr            FL   Daytona Beach      1991       1996        172,758     172,758    90.7%     91.9%    45,254
Welleby Plaza                        FL   Fort Lauderdale    1982       1996        109,949     109,949    89.9%     91.6%    46,779
Palm Trails Plaza                    FL   Fort Lauderdale    1998       1997         76,067      76,067    98.3%     96.6%    59,562
Town Center at Martin Downs          FL   Fort Pierce        1996       1996         64,546      64,546    93.5%    100.0%    56,146
Ocean East Mall                      FL   Fort Pierce        1997       1996        113,328     113,328    92.9%     94.0%    38,100
Ocean Breeze Plaza                   FL   Fort Pierce        1985       1993        108,209     108,209    85.4%     80.8%    36,464
Martin Downs Village Shoppes         FL   Fort Pierce        1998       1993         49,773      49,773    93.0%     97.6%      0
Martin Downs Village Center          FL   Fort Pierce        1985       1993        121,946     121,946    91.7%     95.2%      0
East Port Plaza                      FL   Fort Pierce        1991       1997        235,842     235,842    93.4%     95.7%    42,112
Newberry Square                      FL   Gainesville        1986       1994        180,524     180,524    96.8%     97.0%    39,795
Millhopper Shopping Center           FL   Gainesville        1974       1993         84,065      84,065    97.0%    100.0%    37,244
Regency Court                        FL   Jacksonville       1992       1997        218,665     218,665    96.6%     94.6%      0
Pine Tree Plaza                      FL   Jacksonville       1999       1997         60,787      60,787    98.4%    100.0%    37,866
Old St. Augustine Plaza              FL   Jacksonville       1990       1996        170,220     175,459    97.6%    100.0%    51,832
Julington Village                    FL   Jacksonville       1999       1999         81,820      81,820    69.9%     87.5%    51,420
Highlands Square Shopping Ctr        FL   Jacksonville       1999       1998        262,549     262,499    80.4%     82.2%    84,314
Fleming Island Shopping Ctr          FL   Jacksonville       1994       1998         80,205      80,205   100.0%     98.5%    47,955
Fleming Island Phase II              FL   Jacksonville       2000       2000              0      40,487       NA     87.4%      0
Courtyard, The                       FL   Jacksonville       1987       1993         67,794     137,256    12.7%    100.0%    62,771
Bolton Plaza                         FL   Jacksonville       1988       1994        172,938     172,938   100.0%    100.0%      0
Anastasia Plaza                      FL   Jacksonville       1988       1993        102,342     102,342    90.2%     92.7%    48,555
University Market Place              FL   Miami              1990       1993        129,121     129,121    78.4%     76.2%    63,139
Tamiami Trail Plaza                  FL   Miami              1987       1997        110,867     110,867    94.9%     96.5%    42,112
Shoppes at 104                       FL   Miami              1990       1998        108,189     108,190    95.4%     98.0%    46,368
North Miami Shopping Ctr             FL   Miami              1988       1993         42,500      42,500   100.0%     75.3%    32,000
Garden Square Shopping Ctr           FL   Miami              1991       1997         90,033      90,258    94.0%     98.6%    42,112
Aventura                             FL   Miami              1974       1994        102,876     102,876   100.0%     98.7%    35,908
Shoppes of Pebblebrooke              FL   Naples             2000       2000              0      76,766       NA     79.7%    61,166
Berkshire Commons                    FL   Naples             1992       1994        106,354     106,354    98.5%    100.0%    65,537
Willa Springs                        FL   Orlando            1981       2000              0      93,539       NA     97.5%    44,271
Mariner's Village Shopping Ctr       FL   Orlando            1986       1997        117,665     117,665    94.4%     93.6%    45,500
Mainstreet Square Shopping Ctr       FL   Orlando            1988       1997        107,159     107,159    93.0%     94.7%    56,000
Ensley Square                        FL   Pensacola          1977       1997         62,362      62,363    97.3%     24.5%      0


------------------------------------------------------------------------------------------------------------------------

                                            Grocery
Property Name                                Anchor           Drug Store GLA             Other Anchor or Major
------------------------------------------------------------------------------------------------------------------------
Woodmen Plaza                               King Soopers              --                             --
Jackson Creek Crossing                      King Soopers              --                             --
Cheyenne Meadows Center                     King Soopers              --                             --
Stroh Ranch Center                          King Soopers              --                             --
Lloyd King Center                           King Soopers              --                             --
Littleton Square                            King Soopers          Walgreen's                         --
Leetsdale Marketplace                         Safeway                 --                             --
Buckley Square                              King Soopers              --                    True Value Hardware
Boulevard Center                              Safeway                 --                             --
Redlands Marketplace                        Albertson's               --                             --
--------------------------------------------------------------------------------------------------------------------------
Pike Creek Shopping Center                      Acme                Eckerd                         K-mart
--------------------------------------------------------------------------------------------------------------------------
Palm Harbour Shopping Ctr                      Publix               Eckerd                         Bealls
Welleby Plaza                                  Publix             Walgreen's                         --
Palm Trails Plaza                            Winn-Dixie               --                             --
Town Center at Martin Downs                    Publix                 --                             --
Ocean East Mall                             Stuart Foods              --                        Coastal Care
Ocean Breeze Plaza                             Publix             Walgreen's                    Coastal Care
Martin Downs Village Shoppes                     --               Walgreen's                         --
Martin Downs Village Center                      --                   --                        Coastal Care
East Port Plaza                                Publix             Walgreen's               Kmart, Sears Homelife
Newberry Square                                Publix                 --                           Kmart
Millhopper Shopping Center                     Publix               Eckerd                           --
Regency Court                                    --                   --            CompUSA, Office Depot, Sports Auth.
Pine Tree Plaza                                Publix                 --                             --
Old St. Augustine Plaza                        Publix               Eckerd                        Waccamaw
Julington Village                              Publix                 --                             --
Highlands Square Shopping Ctr            Publix/Winn-Dixie          Eckerd                        Big Lots
Fleming Island Shopping Ctr                    Publix                 --                         Stein Mart
Fleming Island Phase II                          --                   --                         Stein Mart
Courtyard, The                              Albertson's               --                           Target
Bolton Plaza                                     --                   --                          Wal-Mart
Anastasia Plaza                                Publix                 --                             --
University Market Place                     Albertson's               --                             --
Tamiami Trail Plaza                            Publix               Eckerd                           --
Shoppes at 104                               Winn Dixie               --                             --
North Miami Shopping Ctr                       Publix                 --                             --
Garden Square Shopping Ctr                     Publix               Eckerd                    Lady of America
Aventura                                       Publix               Eckerd                         Humana
Shoppes of Pebblebrooke                        Publix                 --                             --
Berkshire Commons                              Publix             Walgreen's                         --
Willa Springs                                  Publix                 --                         Party Land
Mariner's Village Shopping Ctr               Winn-Dixie           Walgreen's                     World Gym
Mainstreet Square Shopping Ctr               Winn-Dixie           Walgreen's                         --
Ensley Square                                    --                   --                             --

------------------------------------------------------------------------------------------------------------------------------------
                                                           Regency Realty
                                                       Summary of Real Estate
                                                 (excluding Build to Suit Projects)
                                                               Sep-00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Company Owned GLA     Percent Leased
------------------------------------------------------------------------------------------------------------------------------------

                                                          Yr Const                                                           Grocery
                                                           or last      Year                                                  Anchor
Property Name                      State        MSA        Rnvtn      Acquired      Dec-99      Sep-00   Dec-99    Sep-00       GLA
------------------------------------------------------------------------------------------------------------------------------------
Peachland Promenade                  FL   Punta Gorda        1991       1995         82,082      82,082    89.9%     90.4%    48,890
Beneva Village Shops                 FL   Sarasota           1987       1998        141,532     141,532    96.0%     94.3%    42,112
South Monroe Commons                 FL   Tallahassee        1998       1996         80,188      68,840    95.5%    100.0%    48,466
Ocala Corners                        FL   Tallahassee        2000       2000              0      86,766       NA     70.5%    61,166
Carriage Gate                        FL   Tallahassee        1978       1994         76,833      76,833    78.6%     69.5%      0
Village Center 6 -Tampa              FL   Tampa              1993       1995        174,780     174,781    90.2%     90.1%    36,434
University Collection                FL   Tampa              1984       1996        106,627     106,627    82.6%     82.7%    40,143
Town Square                          FL   Tampa              1999       1997         43,796      44,679     0.0%     16.8%      0
Terrace Walk                         FL   Tampa              1990       1993         50,926      50,926    41.3%     80.8%      0
Regency Square at Brandon            FL   Tampa              1986       1993        341,446     341,448    87.7%     92.8%      0
Market Place - St. Petersburg        FL   Tampa              1983       1995         86,496      90,296   100.0%     86.4%    36,464
Kings Crossing - Sun City            FL   Tampa              1999       1999         75,020      75,020    68.5%     90.4%    51,420
Center of Seven Springs              FL   Tampa              1986       1994        162,580     162,580    86.7%     85.7%    35,000
Bloomingdale Square                  FL   Tampa              1987       1998        267,935     267,935    95.5%     98.7%    39,795
Wellington Town Square               FL   West Palm Beach    1982       1996        105,150     105,150    95.8%     99.1%    36,464
Wellington Market Place              FL   West Palm Beach    1990       1995        178,155     171,558    90.7%     96.7%    46,475
Tequesta Shoppes                     FL   West Palm Beach    1986       1996        109,766     109,937    93.4%     89.3%    39,795
Chasewood Storage                    FL   West Palm Beach    1986       1993         42,810      42,810   100.0%    100.0%      0
Chasewood Plaza                      FL   West Palm Beach    1986       1993        141,034     141,034    91.0%     87.8%    39,795
Boynton Lakes Plaza                  FL   West Palm Beach    1993       1997        130,925     130,925   100.0%     97.8%    56,000
------------------------------------------------------------------------------------------------------------------------------------
Trowbridge Crossing                  GA   Atlanta            1997       1997         62,558      62,558    96.3%     98.3%    37,888
Sandy Springs Village                GA   Atlanta            1997       1997         45,039      45,040   100.0%    100.0%      0
Sandy Plains Village I & II          GA   Atlanta            1992       1996        175,035     175,035    92.1%     93.2%    60,009
Russell Ridge                        GA   Atlanta            1995       1994         98,556      98,558   100.0%    100.0%    63,296
Roswell Village                      GA   Atlanta            1997       1997        143,980     143,980    97.7%     90.7%    37,888
Rivermont Station                    GA   Atlanta            1996       1997         90,267      90,267   100.0%    100.0%    58,261
Powers Ferry Village                 GA   Atlanta            1994       1997         78,995      78,995    99.9%     99.9%    47,955
Powers Ferry Square                  GA   Atlanta            1987       1997         97,809      97,812    97.1%     96.6%    7,216
Paces Ferry Plaza                    GA   Atlanta            1987       1997         61,693      61,696    92.3%     93.5%      0
Orchard Square                       GA   Atlanta            1987       1995         85,941      93,222    52.3%     82.2%    44,271
Memorial Bend                        GA   Atlanta            1995       1997        182,781     182,782    92.4%     90.0%    56,146
Lovejoy Station                      GA   Atlanta            1995       1997         77,336      77,336   100.0%     98.2%    47,955
Loehmann's Plaza Georgia             GA   Atlanta            1986       1997        137,635     137,635    95.7%    100.0%      0
Dunwoody Village                     GA   Atlanta            1975       1997        114,658     114,658    92.5%     64.0%      0
Dunwoody Hall                        GA   Atlanta            1986       1997         82,527      89,509    48.4%     82.4%    44,271
Delk Spectrum                        GA   Atlanta            1991       1998        100,880     100,880   100.0%    100.0%    45,044
Cumming 400                          GA   Atlanta            1994       1997        126,899     126,900    93.7%     98.8%    56,146
Cromwell Square                      GA   Atlanta            1990       1997         70,282      70,282    95.1%     95.1%      0
Cambridge Square Shopping Ctr        GA   Atlanta            1979       1996         69,650      69,649    76.4%     71.8%    32,922
Buckhead Court                       GA   Atlanta            1984       1997         55,227      55,229    91.3%     97.5%      0
Briarcliff Village                   GA   Atlanta            1990       1997        183,752     183,755    92.3%     95.9%    43,454
Briarcliff LaVista Shopping Ctr      GA   Atlanta            1962       1997         41,098      39,203   100.0%    100.0%      0
Braelinn Village                     GA   Atlanta            1991       1997        226,522     226,525    97.0%     99.6%    63,986
Ashford Place                        GA   Atlanta            1993       1997         53,345      53,346   100.0%    100.0%      0
LaGrange Marketplace                 GA   Augusta-Aiken      1989       1993         76,327      76,327    95.2%     93.8%    46,733
Parkway Station                      GA   Macon              1983       1996         94,290      94,290    85.0%     90.7%    42,130
Evans Crossing Shopping Ctr          GA   Augusta-Aiken      1993       1998         83,681      83,681   100.0%    100.0%    62,580
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                            Grocery
Property Name                                Anchor           Drug Store GLA             Other Anchor or Major
------------------------------------------------------------------------------------------------------------------------
Peachland Promenade                            Publix                 --
Beneva Village Shops                           Publix             Walgreen's                Ross Dress for Less
South Monroe Commons                         Winn-Dixie               --                             --
Ocala Corners                                  Publix                 --
Carriage Gate                                    --                   --                          TJ Maxx
Village Center 6 -Tampa                        Publix             Walgreen's                     Stein Mart
University Collection                       Kash N Karry            Eckerd                     JoAnn Fabrics
Town Square                                      --                   --                             --
Terrace Walk                                     --                   --                             --
Regency Square at Brandon                        --                   --              TJ Maxx, AMC, Staples, Marshalls
Market Place - St. Petersburg                  Publix                 --                             --
Kings Crossing - Sun City                      Publix                 --                             --
Center of Seven Springs                      Winn-Dixie               --                           Kmart
Bloomingdale Square                            Publix                 --              Wal-Mart, Beall's, Ace Hardware
Wellington Town Square                         Publix               Eckerd                           --
Wellington Market Place                      Winn-Dixie           Walgreen's                         --
Tequesta Shoppes                               Publix                 --                             --
Chasewood Storage                                --                   --                             --
Chasewood Plaza                                Publix                 --                  Books-A-Million, Bealls
Boynton Lakes Plaza                          Winn-Dixie           Walgreen's                     World Gym
--------------------------------------------------------------------------------------------------------------------------
Trowbridge Crossing                            Publix                 --                             --
Sandy Springs Village                            --                   --                          Staples
Sandy Plains Village I & II                    Kroger                 --                         Stein Mart
Russell Ridge                                  Kroger                 --                             --
Roswell Village                                Publix               Eckerd                      Ace Hardware
Rivermont Station                          Harris Teeter           CVS Drug                          --
Powers Ferry Village                           Publix              CVS Drug                          --
Powers Ferry Square                           Harry's              CVS Drug                          --
Paces Ferry Plaza                                --                   --                             --
Orchard Square                                 Publix                 --                             --
Memorial Bend                                  Publix                 --                          TJ Maxx
Lovejoy Station                                Publix                 --                             --
Loehmann's Plaza Georgia                         --                 Eckerd                       Loehmann's
Dunwoody Village                                 --                   --                             --
Dunwoody Hall                                  Publix               Eckerd                           --
Delk Spectrum                                   A&P                 Eckerd                           --
Cumming 400                                    Publix                 --                          Big Lots
Cromwell Square                                  --                CVS Drug                 Haverty's Furniture
Cambridge Square Shopping Ctr              Harris Teeter              --                             --
Buckhead Court                                   --                   --                             --
Briarcliff Village                             Publix                 --                   TJ Maxx, Office Depot
Briarcliff LaVista Shopping Ctr                  --             Drug Emporium                        --
Braelinn Village                               Kroger                 --                           Kmart
Ashford Place                                    --                   --                       Pier 1 Imports
LaGrange Marketplace                         Winn-Dixie             Eckerd                           --
Parkway Station                                Kroger                 --                             --
Evans Crossing Shopping Ctr                    Kroger                 --                             --
--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Regency Realty
                                                       Summary of Real Estate
                                                 (excluding Build to Suit Projects)
                                                               Sep-00
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Company Owned GLA     Percent Leased
------------------------------------------------------------------------------------------------------------------------------------

                                                          Yr Const                                                           Grocery
                                                           or last      Year                                                  Anchor
Property Name                      State        MSA        Rnvtn      Acquired      Dec-99      Sep-00   Dec-99    Sep-00       GLA
------------------------------------------------------------------------------------------------------------------------------------
Hinsdale Lake Commons                IL   Chicago            1986       1998        178,600     178,601    85.9%     86.4%    69,540
------------------------------------------------------------------------------------------------------------------------------------
Silverlake Shopping Center           KY   Cincinnati         1988       1998        100,246      99,286    93.4%     96.3%    60,000
Franklin Square Shopping Ctr         KY   Lexington          1988       1998        205,061     205,061    91.8%     88.0%    50,499
------------------------------------------------------------------------------------------------------------------------------------
Waterford Towne Center               MI   Detroit            1998       1998         91,921      91,921    72.6%     91.6%    60,202
Lakeshore Village Shopping Ctr       MI   Detroit            1996       1998         85,395      85,940    98.7%     94.7%    49,465
Fenton Village Marketplace           MI   Flint              1999       1999         73,339      73,351    73.3%     80.9%    53,739
------------------------------------------------------------------------------------------------------------------------------------
St. Ann Square                       MO   St. Louis          1986       1998         82,498      82,498    95.8%     95.8%    43,483
Olde Towne Plaza                     MO   St. Louis          2000       2000              0     286,547       NA     57.8%      0
------------------------------------------------------------------------------------------------------------------------------------
Lucedale                             MS   Columbia           1989       1993         49,059      49,059    91.0%     96.3%    35,059
Columbia Marketplace                 MS   Lucedale           1988       1993        136,002     136,002    98.7%     98.2%    41,895
------------------------------------------------------------------------------------------------------------------------------------
Union Square Shopping Center         NC   Asheville          1989       1996         97,191      97,191    98.8%     97.5%    34,400
Southpoint Crossing                  NC   Charlotte          1998       1998        103,128     103,128    92.6%     94.0%    59,160
City View Shopping Center            NC   Charlotte          1993       1996         77,550      77,552    95.4%     98.5%    44,000
Carmel Commons                       NC   Charlotte          1979       1997        132,651     132,651    96.5%     95.8%    14,300
Sedgefield Village                   NC   Greensboro         2000       2000              0      56,630       NA     67.0%    37,930
Kernersville Marketplace SC          NC   Greensboro         1997       1998         72,590      72,590   100.0%     95.9%    57,590
Woodcroft Shopping Center            NC   Raleigh            1984       1996         85,353      89,833   100.0%    100.0%    40,832
Oakley Plaza                         NC   Raleigh            1988       1997        118,728     118,728   100.0%     97.7%    42,317
Maynard Crossing Shopping Ctr        NC   Raleigh            1997       1998        122,814     122,814    98.2%     98.2%    55,973
Lake Pine Plaza                      NC   Raleigh            1997       1998         87,691      87,691    97.6%     97.6%    57,590
Glenwood Village                     NC   Raleigh            1983       1997         42,864      42,864   100.0%    100.0%    27,764
Garner Towne Square                  NC   Raleigh            1998       1998        221,576     221,576    98.1%    100.0%    57,590
Bent Tree Plaza                      NC   Raleigh            1994       1998         79,503      79,503   100.0%    100.0%    54,153
------------------------------------------------------------------------------------------------------------------------------------
Echelon Village Plaza                NJ   Philadelphia       2000       2000              0      88,867       NA     85.1%    48,750
------------------------------------------------------------------------------------------------------------------------------------
Westchester Plaza                    OH   Cincinnati         1988       1998         88,181      88,181   100.0%     96.8%    66,523
Shoppes at Mason                     OH   Cincinnati         1997       1998         80,880      80,800    95.1%    100.0%    56,800
Hyde Park Plaza                      OH   Cincinnati         1995       1997        374,544     374,544    98.1%     94.7%   138,592
Hamilton Meadows                     OH   Cincinnati         1989       1998        126,252           0    97.8%      0.0%      0
Cherry Grove Plaza                   OH   Cincinnati         1997       1998        185,498     195,497   100.0%     97.7%    66,336
Beckett Commons Shopping Ctr         OH   Cincinnati         1995       1998        112,936     112,936   100.0%    100.0%    56,634
Worthington Park Centre              OH   Columbus           1991       1998         93,094      93,095   100.0%    100.0%    52,337
Windmiller Square                    OH   Columbus           1997       1998        120,509     120,509    97.1%     95.4%    76,555
Park Place Center                    OH   Columbus           1988       1998        106,833     106,833    98.6%     98.6%    56,859
Northgate Plaza                      OH   Columbus           1996       1998         85,101      85,100   100.0%    100.0%    62,000
Kroger New Albany Center             OH   Columbus           1999       1999         91,805      91,805    82.5%     90.9%    63,805
Kingsdale Shopping Center            OH   Columbus           1999       1997        270,697     270,470    74.0%     71.6%    55,768
East Pointe Crossing Shopping Ctr    OH   Columbus           1993       1998         86,524      86,525    95.1%    100.0%    59,120
------------------------------------------------------------------------------------------------------------------------------------
West Hills Plaza                     OR   Portland           1998       1999         53,579      53,579   100.0%    100.0%    30,154
Walker Center                        OR   Portland           1987       1999         89,624      89,624   100.0%    100.0%      0
Sunnyside 205                        OR   Portland           1988       1999         53,279      53,279    93.6%     85.0%      0
Sherwood Market Center               OR   Portland           1995       1999        124,256     124,256    97.3%     99.2%    49,793
Sherwood Crossroads                  OR   Portland           1999       1999         32,600      87,750     0.0%     62.8%    55,150
Port of Portland                     OR   Portland           2000       2000              0      67,240       NA     85.3%    57,370
Murrayhill Marketplace               OR   Portland           1988       1999        149,214     149,214    98.4%     96.9%    41,132
Cherry Park Market Center            OR   Portland           1997       1999        113,518     113,518    78.5%     82.7%    55,164
------------------------------------------------------------------------------------------------------------------------------------
Queensborough Shopping Ctr           SC   Charleston         1993       1998         82,333      82,333    97.7%    100.0%    65,796
Merchants Village                    SC   Charleston         1997       1997         79,723      79,723   100.0%     96.3%    37,888
------------------------------------------------------------------------------------------------------------------------------------
Peartree Village                     TN   Nashville          1997       1997        114,795     114,795   100.0%    100.0%    65,538
Northlake Village                    TN   Nashville          1988       2000              0     151,629       NA     99.0%    64,537
Nashboro Village                     TN   Nashville          1998       1998         86,811      86,811    96.5%    100.0%    61,224
Harpeth Village                      TN   Nashville          1998       1997         70,091      70,091   100.0%    100.0%    55,377
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                            Grocery
Property Name                                Anchor           Drug Store GLA             Other Anchor or Major
------------------------------------------------------------------------------------------------------------------------
Hinsdale Lake Commons                        Dominick's               --                        Ace Hardware
--------------------------------------------------------------------------------------------------------------------------
Silverlake Shopping Center                     Kroger                 --                             --
Franklin Square Shopping Ctr                   Kroger              Rite Aid               JC Penney, Office Depot
--------------------------------------------------------------------------------------------------------------------------
Waterford Towne Center                         Kroger                 --                             --
Lakeshore Village Shopping Ctr                 Kroger              Rite Aid                          --
Fenton Village Marketplace                  Farmer Jack               --                             --
--------------------------------------------------------------------------------------------------------------------------
St. Ann Square                                National                --                    Bally Total Fitness
Olde Towne Plaza                                 --                   --
--------------------------------------------------------------------------------------------------------------------------
Lucedale                                     Delchamps                --                          Wal-Mart
Columbia Marketplace                         Winn-Dixie               --                          Wal-Mart
--------------------------------------------------------------------------------------------------------------------------
Union Square Shopping Center               Harris Teeter           CVS Drug                Consolidated Theatres
Southpoint Crossing                            Kroger                 --                             --
City View Shopping Center                    Winn-Dixie            CVS Drug                    Public Library
Carmel Commons                              Fresh Market            Eckerd                      Piece Goods
Sedgefield Village                           Food Lion                --                             --
Kernersville Marketplace SC                Harris Teeter              --                             --
Woodcroft Shopping Center                    Food Lion                --                         True Value
Oakley Plaza                                   Bi-Lo               CVS Drug            Baby Superstore, Western Auto
Maynard Crossing Shopping Ctr                  Kroger                 --                             --
Lake Pine Plaza                                Kroger                 --                         Pet Depot
Glenwood Village                           Harris Teeter              --                             --
Garner Towne Square                            Kroger                 --             Target, United Artists, Office Max
Bent Tree Plaza                                Kroger                 --                             --
--------------------------------------------------------------------------------------------------------------------------
Echelon Village Plaza                        Genuardi's               --
--------------------------------------------------------------------------------------------------------------------------
Westchester Plaza                              Kroger                 --                             --
Shoppes at Mason                               Kroger                 --                             --
Hyde Park Plaza                          Kroger/Winn-Dixie        Walgreen's         Micheals, Barnes & Noble, Old Navy
Hamilton Meadows                                 --                   --
Cherry Grove Plaza                             Kroger              CVS Drug               TJ Maxx, Hancock Fabrics
Beckett Commons Shopping Ctr                   Kroger                 --                         Stein Mart
Worthington Park Centre                        Kroger              CVS Drug                          --
Windmiller Square                              Kroger                 --                       Sears Hardware
Park Place Center                             Big Bear                --                             --
Northgate Plaza                                Kroger                 --                             --
Kroger New Albany Center                       Kroger                 --
Kingsdale Shopping Center                     Big Bear                --                  Stein Mart, S&K Menswear
East Pointe Crossing Shopping Ctr              Kroger                 --                             --
--------------------------------------------------------------------------------------------------------------------------
West Hills Plaza                                QFC                   --                             --
Walker Center                                    --                   --                         Sportmart
Sunnyside 205                                    --                   --                             --
Sherwood Market Center                      Albertson's               --                             --
Sherwood Crossroads                           Safeway                 --                             --
Port of Portland                            Albertson's               --
Murrayhill Marketplace                       Thriftway                --                             --
Cherry Park Market Center                     Safeway                 --                             --
--------------------------------------------------------------------------------------------------------------------------
Queensborough Shopping Ctr                     Publix                 --                             --
Merchants Village                              Publix                 --                             --
--------------------------------------------------------------------------------------------------------------------------
Peartree Village                           Harris Teeter            Eckerd                       Office Max
Northlake Village                              Kroger              CVS Drug                        Petco
Nashboro Village                               Kroger                 --                             --
Harpeth Village                             Albertson's               --                             --
--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Regency Realty
                                                       Summary of Real Estate
                                                 (excluding Build to Suit Projects)
                                                               Sep-00
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Company Owned GLA     Percent Leased
------------------------------------------------------------------------------------------------------------------------------------

                                                        Yr Const                                                             Grocery
                                                         or last      Year                                                    Anchor
Property Name                      State        MSA      Rnvtn      Acquired      Dec-99      Sep-00   Dec-99    Sep-00         GLA
------------------------------------------------------------------------------------------------------------------------------------
North Hills Town Center              TX   Austin           1995       1999        144,019     144,019    98.7%     95.6%      60,465
Market at Round Rock, The            TX   Austin           1987       1999        123,345     123,345    99.8%     97.9%      63,800
Hancock Center                       TX   Austin           1998       1999        413,757     410,438    97.6%     99.2%      90,217
Valley Ranch Centre                  TX   Dallas           1997       1999        117,281     117,187    99.9%     95.7%      55,750
The Village                          TX   Dallas           1982       1999         95,148      95,148    90.7%     93.8%      52,480
Shiloh Springs                       TX   Dallas           1998       1998         88,865     110,265    96.8%     93.6%      60,932
Prestonwood Park                     TX   Dallas           1999       1999        100,421     100,972    48.6%     59.5%      62,322
Prestonbrook Crossing                TX   Dallas           1998       1998         91,274      91,274    96.5%     98.1%      63,373
Preston Park Village                 TX   Dallas           1985       1999        268,869     268,869    99.4%     95.9%      52,688
Ocotillo Center                      TX   Dallas           2000       2000              0      40,765       NA     19.5%      55,255
Northview Plaza                      TX   Dallas           1991       1999        117,034     116,554    91.6%     87.7%      58,890
Mockingbird Commons                  TX   Dallas           1987       1999        121,415     121,531    93.2%     94.1%      48,525
Mills Pointe                         TX   Dallas           1986       1999        126,238     126,238    97.4%     99.0%      52,688
Market at Preston Forest, The        TX   Dallas           1990       1999         90,170      90,171   100.0%    100.0%      50,365
MacArthur Park (Phase II)            TX   Dallas           1999       1999        197,643     198,600    59.5%     89.6%      63,373
Lebanon/Legacy Center                TX   Dallas           2000       2000              0      60,222       NA      5.5%      64,843
Hillcrest Village                    TX   Dallas           1991       1999         14,488      14,530   100.0%    100.0%        0
Hebron Parkway Plaza                 TX   Dallas           1999       1999         47,312      47,013    76.2%     95.3%      59,460
Casa Linda Plaza                     TX   Dallas           1997       1999        324,620     324,639    87.4%     87.1%      59,561
Bethany Park Place Shopping Ctr      TX   Dallas           1998       1998         74,066      74,066   100.0%    100.0%      58,374
Arapaho Village                      TX   Dallas           1997       1999        108,816     107,737    82.4%     93.8%      43,256
Trophy Club                          TX   Fort Worth       1999       1999        107,700     125,063    72.1%     72.0%      63,280
Tarrant Parkway Plaza                TX   Fort Worth       1999       1999         33,500      33,079    12.5%     84.4%      69,861
Southlake - Village Center           TX   Fort Worth       1998       1998        118,172     118,172    88.6%     86.0%      60,932
Ridglea Plaza                        TX   Fort Worth       1986       1999        197,961     197,961    79.6%     86.8%      51,500
Keller Town Center                   TX   Fort Worth       1999       1999        113,000     114,822    62.4%     85.4%      63,631
Harwood Hills Village                TX   Fort Worth       1996       1999        122,860     122,540    93.9%     89.1%      52,480
Creekside Plaza                      TX   Fort Worth       1998       1998         96,816      96,816    96.0%     98.6%      60,932
Cooper Street Plaza                  TX   Fort Worth       1992       1999        133,239     133,215   100.0%    100.0%        0
Fort Bend Market                     TX   Houston          2000       2000              0     103,373       NA     61.3%      63,373
Champion Forest Shopping Ctr         TX   Houston          1983       1999        115,295     115,379    96.9%     99.2%      56,457
Southpark                            TX   Tyler            1997       1999        146,225     145,888    93.9%     90.8%      54,980
------------------------------------------------------------------------------------------------------------------------------------
Brookville Plaza                     VA   Lynchburg        1991       1998         63,664      63,664    95.8%     92.5%      52,864
Statler Square Shopping Ctr          VA   Staunton         1996       1998        133,660     133,660    96.3%     96.3%      65,003
Cheshire Station                     VA   Washington DC    2000       2000              0     100,641       NA     61.0%      55,256
------------------------------------------------------------------------------------------------------------------------------------
Thomas Lake Center                   WA   Seattle          1998       1999        103,870     103,872   100.0%    100.0%      50,065
Southcenter Plaza                    WA   Seattle          1990       1999         58,281      58,281   100.0%    100.0%        0
South Point Plaza                    WA   Seattle          1997       1999        190,454     190,454    98.9%    100.0%      55,443
Seattle Fur Exchange                 WA   Seattle          2000       2000              0      84,380       NA     74.3%        0
Sammamish Highlands                  WA   Seattle          1992       1999        101,289     101,289   100.0%    100.0%      55,000
Pine Lake Village                    WA   Seattle          1989       1999        100,953     100,953   100.0%    100.0%      36,182
Lake Meridian Marketplace            WA   Seattle          1989       1999        165,210     165,210    92.7%     95.0%      56,482
Inglewood Plaza                      WA   Seattle          1985       1999         17,253      17,253   100.0%     94.2%        0
Cascade Plaza                        WA   Seattle          1999       1999        215,477     217,817    67.1%     90.6%      49,440
James Center                         WA   Tacoma           1999       1999        114,175     140,500    86.9%     88.7%      68,273
------------------------------------------------------------------------------------------------------------------------------------
Dell Range Marketplace               WY   Cheyenne         1999       1999         75,000      87,771    81.3%     76.0%      61,000
------------------------------------------------------------------------------------------------------------------------------------
Regency Realty Total                                                           24,769,498  27,121,631    92.4%     90.8%  10,600,809
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------

                                            Grocery
Property Name                                Anchor           Drug Store GLA             Other Anchor or Major
------------------------------------------------------------------------------------------------------------------------
North Hills Town Center                        H.E.B.                 --                             --
Market at Round Rock, The                   Albertson's               --                             --
Hancock Center                                 H.E.B.                 --                   Sears, Old Navy, Petco
Valley Ranch Centre                          Tom Thumb                --                             --
The Village                                  Tom Thumb                --                             --
Shiloh Springs                                 Kroger                 --                             --
Prestonwood Park                            Albertson's               --                             --
Prestonbrook Crossing                          Kroger                 --                             --
Preston Park Village                         Tom Thumb                --                     Sony Theatres, Gap
Ocotillo Center                               Safeway                 --
Northview Plaza                                Kroger                 --                             --
Mockingbird Commons                          Tom Thumb                --                             --
Mills Pointe                                 Tom Thumb                --                             --
Market at Preston Forest, The                Tom Thumb                --                           Petco
MacArthur Park (Phase II)                      Kroger                 --              Barnes & Noble, Linens 'N Things
Lebanon/Legacy Center                       Albertson's               --
Hillcrest Village                                --                   --                             --
Hebron Parkway Plaza                        Albertson's               --                             --
Casa Linda Plaza                            Albertson's             Eckerd                 Fitness Factory, Petco
Bethany Park Place Shopping Ctr                Kroger                 --                             --
Arapaho Village                              Tom Thumb                --                             --
Trophy Club                                  Tom Thumb                --                             --
Tarrant Parkway Plaza                       Albertson's               --
Southlake - Village Center                     Kroger                 --                             --
Ridglea Plaza                                Tom Thumb              Eckerd                       Stein Mart
Keller Town Center                           Tom Thumb                --                             --
Harwood Hills Village                        Tom Thumb                --                             --
Creekside Plaza                                Kroger                 --                             --
Cooper Street Plaza                              --                   --           Circuit City, Office Max, Sears Homelife
Fort Bend Market                               Kroger                 --
Champion Forest Shopping Ctr               Randall's Food           Eckerd                           --
Southpark                                   Albertson's               --                           Bealls
--------------------------------------------------------------------------------------------------------------------------
Brookville Plaza                               Kroger                 --                             --
Statler Square Shopping Ctr                    Kroger              CVS Drug                       Staples
Cheshire Station                              Safeway                 --
--------------------------------------------------------------------------------------------------------------------------
Thomas Lake Center                          Albertson's            Rite Aid                          --
Southcenter Plaza                                --                   --                           Target
South Point Plaza                           Cost Cutters           Rite Aid                Office Depot, Pep Boys
Seattle Fur Exchange                             --                   --
Sammamish Highlands                           Safeway           Bartell Drugs              Sammamish Ace Hardward
Pine Lake Village                          Quality Foods           Rite Aid                          --
Lake Meridian Marketplace                    Fred Myer          Bartell Drugs                 24 Hour Fitness
Inglewood Plaza                                  --                   --                             --
Cascade Plaza                                 Safeway            Long's Drugs      Ross Dress for Less, Bally Total Fitness
James Center                                 Fred Myer             Rite Aid                          --
--------------------------------------------------------------------------------------------------------------------------
Dell Range Marketplace                      King Soopers              --                             --
--------------------------------------------------------------------------------------------------------------------------
Regency Realty Total
==========================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                           Regency Realty
                                                       Summary of Real Estate
                                                 (excluding Build to Suit Projects)
                                                               Sep-00
------------------------------------------------------------------------------------------------------------------------------------

                                                     Company Owned GLA       Percent Leased
------------------------------------------------------------------------------------------------------------------------------------

                                 Yr Const                                                      Grocery                       Other
                                 or last    Year                                                Anchor    Grocery    Drug    Anchor
Property Name    State    MSA     Rnvtn   Acquired   Dec-99      Sep-00     Dec-99    Sep-00     GLA       Anchor   Store   or Major
------------------------------------------------------------------------------------------------------------------------------------
Stabilized               # of                                                                               # of
Properties              Centers                                                                            Grocery
----------              -------                                                                            -------
Florida            FL      44                       5,446,349   5,507,306    91.7%     92.8%   1,624,944      36
Texas              TX      24                       3,297,285   3,312,995    94.0%     94.3%   1,268,105      22
California         CA      31                       3,858,628   3,518,733    96.4%     97.9%   1,335,066      29
Georgia            GA      24                       2,478,645   2,476,770    95.5%     95.0%     776,687      16
Ohio               OH      10                       1,460,352   1,344,020    98.4%     97.4%     691,756      10
North Carolina     NC      12                       1,241,639   1,246,121    97.9%     98.0%     545,669      12
Colorado           CO      9                          865,685     867,471    96.6%     97.9%     567,141      9
Washington         WA      7                          737,310     737,312    98.1%     98.7%     253,172      5
Oregon             OR      6                          583,470     583,470    94.2%     94.3%     176,243      4
Alabama            AL      5                          516,061     516,062    99.5%     97.9%     199,518      5
Arizona            AZ      2                          326,984     328,984    99.7%     99.6%      70,755      2
Tennessee          TN      4                          271,697     423,326    98.9%     99.6%     246,676      4
Delaware           DE      1                          232,754     228,169    96.3%     98.6%      49,069      1
Kentucky           KY      2                          305,307     304,347    92.3%     90.7%     110,499      2
Virginia           VA      2                          197,324     197,324    96.1%     95.1%     117,867      2
Mississippi        MS      2                          185,061     185,061    96.6%     97.7%      76,954      2
Illinois           IL      1                          178,600     178,601    85.9%     86.4%      69,540      1
Michigan           MI      2                          177,316     177,861    85.2%     93.1%     109,667      2
South Carolina     SC      2                          162,056     162,056    98.8%     98.2%     103,684      2
Wyoming            WY      0                                0           0     0.0%      0.0%           0      0
Missouri           MO      1                           82,498      82,498    95.8%     95.8%      43,483      1
New Jersey         NJ      0                                0           0     0.0%      0.0%           0      0
------------------------------------------------------------------------------------------------------------------------------------
                          191                      22,605,020  22,378,487    95.0%     95.5%   8,436,494     167
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                           Regency Realty
                                                       Summary of Real Estate
                                                 (excluding Build to Suit Projects)
                                                               Sep-00
------------------------------------------------------------------------------------------------------------------------------------

                                                     Company Owned GLA       Percent Leased
------------------------------------------------------------------------------------------------------------------------------------

                                 Yr Const                                                      Grocery                       Other
                                 or last    Year                                                Anchor    Grocery    Drug    Anchor
Property Name    State    MSA     Rnvtn   Acquired   Dec-99      Sep-00     Dec-99    Sep-00     GLA       Anchor   Store   or Major
------------------------------------------------------------------------------------------------------------------------------------
Development,
Redevelopment
and Renovation
Projects
---------------
Florida           FL       8                         463,185     761,576      69.0%     80.3%     353,757      6
Texas             TX       8                         552,264     776,896      57.7%     68.0%     505,938      8
California        CA       7                               0   1,142,616       0.0%     56.4%     299,735      6
Georgia           GA       3                         238,118     252,380      58.0%     79.4%     121,464      3
Ohio              OH       2                         362,502     362,275      76.1%     76.5%     119,573      2
North Carolina    NC       1                               0      56,630       0.0%     67.0%      37,930      1
Colorado          CO       1                          37,817      30,317      36.3%     18.3%      55,922      1
Washington        WA       3                         329,652     442,697      74.0%     86.9%     117,713      2
Oregon            OR       2                          32,600     154,990       0.0%     72.6%     112,520      2
Alabama           AL       0                               0           0       0.0%      0.0%           0      0
Arizona           AZ       4                               0     125,590       0.0%     19.6%     221,017      4
Tennessee         TN       0                               0           0       0.0%      0.0%           0      0
Delaware          DE       0                               0           0       0.0%      0.0%           0      0
Kentucky          KY       0                               0           0       0.0%      0.0%           0      0
Virginia          VA       1                               0     100,641       0.0%     61.0%      55,256      1
Mississippi       MS       0                               0           0       0.0%      0.0%           0      0
Illinois          IL       0                               0           0       0.0%      0.0%           0      0
Michigan          MI       1                          73,339      73,351      73.3%     80.9%      53,739      1
South Carolina    SC       0                               0           0       0.0%      0.0%           0      0
Wyoming           WY       1                          75,000      87,771      81.3%     76.0%      61,000      1
Missouri          MO       1                               0     286,547       0.0%     57.8%           0      0
New Jersey        NJ       1                               0      88,867       0.0%     85.1%      48,750      1
------------------------------------------------------------------------------------------------------------------------------------
                           44                      2,164,476   4,743,144      65.8%     68.6%   2,164,313      39
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                           Regency Realty
                                                       Summary of Real Estate
                                                 (excluding Build to Suit Projects)
                                                               Sep-00
------------------------------------------------------------------------------------------------------------------------------------

                                                     Company Owned GLA       Percent Leased
------------------------------------------------------------------------------------------------------------------------------------

                                 Yr Const                                                      Grocery                       Other
                                 or last    Year                                                Anchor    Grocery    Drug    Anchor
Property Name    State    MSA     Rnvtn   Acquired   Dec-99      Sep-00     Dec-99    Sep-00     GLA       Anchor   Store   or Major
------------------------------------------------------------------------------------------------------------------------------------
Operating and
Development
-------------
Florida            FL       52                       5,909,534   6,268,882   89.9%     91.3%    1,978,701      42
Texas              TX       32                       3,849,549   4,089,891   88.8%     89.3%    1,774,043      30
California         CA       38                       3,858,628   4,661,349   96.4%     87.7%    1,634,801      35
Georgia            GA       27                       2,716,763   2,729,150   92.3%     93.6%      898,151      19
Ohio               OH       12                       1,822,854   1,706,295   94.0%     93.0%      811,329      12
North Carolina     NC       13                       1,241,639   1,302,751   97.9%     96.6%      583,599      13
Colorado           CO       10                         903,502     897,788   94.1%     95.2%      623,063      10
Washington         WA       10                       1,066,962   1,180,009   90.6%     94.3%      370,885      7
Oregon             OR       8                          616,070     738,460   89.2%     89.7%      288,763      6
Alabama            AL       5                          516,061     516,062   99.5%     97.9%      199,518      5
Arizona            AZ       6                          326,984     454,574   99.7%     77.5%      291,772      6
Tennessee          TN       4                          271,697     423,326   98.9%     99.6%      246,676      4
Delaware           DE       1                          232,754     228,169   96.3%     98.6%       49,069      1
Kentucky           KY       2                          305,307     304,347   92.3%     90.7%      110,499      2
Virginia           VA       3                          197,324     297,965   96.1%     83.6%      173,123      3
Mississippi        MS       2                          185,061     185,061   96.6%     97.7%       76,954      2
Illinois           IL       1                          178,600     178,601   85.9%     86.4%       69,540      1
Michigan           MI       3                          250,655     251,212   81.7%     89.5%      163,406      3
South Carolina     SC       2                          162,056     162,056   98.8%     98.2%      103,684      2
Wyoming            WY       1                           75,000      87,771   81.3%     76.0%       61,000      1
Missouri           MO       2                           82,498     369,045   95.8%     66.3%       43,483      1
New Jersey         NJ       1                                0      88,867    0.0%     85.1%       48,750      1
------------------------------------------------------------------------------------------------------------------------------------
                           235                      24,769,498  27,121,631   92.4%     90.8%   10,600,808     206
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                    Regency Realty Corporation
                                        Summary of Tenant Rents exceeding .5% of Total Rents
                                                         September 30, 2000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               % of Annualized
                                                          % to Company        Annualized            Company             # of Leased
               Tenant                  Tenant GLA         Owned  GLA (C)       Base Rent           Base Rent (C)           Stores
====================================================================================================================================
Kroger                                   3,327,181           12.3%            30,359,391            11.1%                   57
Safeway                                  1,481,454            5.5%            13,360,531             4.9%                   30
Publix                                   1,854,387            6.8%            13,218,956             4.8%                   41
Blockbuster                                380,921            1.4%             6,765,734             2.5%                   67
Albertsons                                 702,097            2.6%             6,301,880             2.3%                   14
Winn Dixie                                 760,329            2.8%             5,286,371             1.9%                   16
Hallmark                                   235,003            0.9%             3,418,591             1.3%                   56
Wal-Mart / Sams                            593,079            2.2%             3,107,436             1.1%                    7
Harris Teeter                              276,475            1.0%             2,984,436             1.1%                    6
K-Mart                                     421,166            1.6%             2,213,233             0.8%                    5
Walgreens                                  221,331            0.8%             2,184,092             0.8%                   16
Long's Drugs                               207,715            0.8%             1,943,129             0.7%                    9
Hollywood Video                             95,965            0.4%             1,712,390             0.6%                   15
Eckerd                                     194,070            0.7%             1,676,922             0.6%                   20
H.E.B. Grocery                             150,682            0.6%             1,674,162             0.6%                    2
Stein Mart                                 251,445            0.9%             1,560,875             0.6%                    7
Mail Boxes, Etc.                            87,141            0.3%             1,492,060             0.5%                   66
Target                                     240,086            0.9%             1,382,504             0.5%                    2
Rite Aid                                   140,180            0.5%             1,368,549             0.5%                    9
GNC                                         81,671            0.3%             1,335,374             0.5%                   58

                                                                                                                       # of Stores
GLA owned & occupied by the anchor not included above:                                           # of Stores            w/ Leased
------------------------------------------------------                                           -----------            ---------
Safeway                                    590,272                                                    11                    41
Wal-Mart (Lucedale)                         54,962                                                     1                     8
Albertsons                                 438,318                                                     7                    21
Target                                     235,000                                                     2                     4
Food World / Brunos                         42,848                                                     1                     2
Kash N Karry / Food Lion                    40,143                                                     1                     3
                                     -------------
                                         1,401,543
                                     =============



(C) GLA and Annualized Company base rent includes all joint ventures and properties under development

------------------------------------------------------------------------------------------------------------------------------------
                                                        Regency Centers, L.P.
                                        Summary of Tenant Rents exceeding .5% of Total Rents
                                                         September 30, 2000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               % of Annualized
                                                          % to Company        Annualized            Company             # of Leased
               Tenant                  Tenant GLA         Owned  GLA (C)       Base Rent           Base Rent (C)           Stores
====================================================================================================================================
Kroger                                   3,327,181           13.2%            30,359,391            11.8%                   57
Safeway                                  1,481,454            5.9%            13,360,531             5.2%                   30
Publix                                   1,708,884            6.8%            12,385,585             4.8%                   37
Blockbuster                                374,521            1.5%             6,616,422             2.6%                   66
Albertsons                                 702,097            2.8%             6,301,880             2.4%                   14
Winn Dixie                                 553,411            2.2%             4,101,033             1.6%                   11
Hallmark                                   222,035            0.9%             3,249,456             1.3%                   52
Harris Teeter                              276,475            1.1%             2,984,436             1.2%                    6
K-Mart                                     421,166            1.7%             2,213,233             0.9%                    5
Wal-Mart / Sams                            331,080            1.3%             2,140,702             0.8%                    3
Long's Drugs                               207,715            0.8%             1,943,129             0.8%                    9
Walgreens                                  192,401            0.8%             1,855,359             0.7%                   14
Hollywood Video                             95,965            0.4%             1,712,390             0.7%                   15
H.E.B. Grocery                             150,682            0.6%             1,674,162             0.6%                    2
Stein Mart                                 251,445            1.0%             1,560,875             0.6%                    7
Eckerd                                     166,812            0.7%             1,492,150             0.6%                   17
Mail Boxes, Etc.                            85,741            0.3%             1,464,691             0.6%                   65


                                                                                                                       # of Stores
GLA owned & occupied by the anchor not included above:                                           # of Stores            w/ Leased
------------------------------------------------------                                           -----------            ---------
Safeway                                   590,272                                                     11                    41
Albertsons                                375,547                                                      4                    18
Target                                    235,000                                                      2                     3
Kash N Karry / Food Lion                   40,143                                                      1                     3
                                     ------------
                                        1,240,962
                                     ============



(C) GLA and Annualized Company base rent includes all joint ventures and properties under development

--------------------------------------------------------------------------------
                           Regency Realty Corporation

                            Tenant Lease Expirations
--------------------------------------------------------------------------------


The following table sets forth, for all leases in place as of September 30, 2000 a schedule of the lease expirations of operating properties for the next ten years, assuming that no tenants exercise renewal options:

                                                        Future        Percent of
                                       Percent of    Minimum Rent       Total
Lease Expiration                         Total      Under Expiring      Minimum
      Year           Expiring GLA      Company SF      Leases          Rent (2)
================================================================================

      (1)                 508,560          2.2%          6,094,292          2.3%
      2000                365,122          1.6%          5,526,999          2.1%
      2001              1,709,485          7.4%         24,788,805          9.5%
      2002              1,943,905          8.5%         26,261,283         10.1%
      2003              2,033,982          8.9%         27,530,528         10.6%
      2004              2,114,636          9.2%         29,130,727         11.2%
      2005              2,007,677          8.7%         24,482,881          9.4%
      2006              1,235,011          5.4%         12,939,095          5.0%
      2007              1,022,255          4.5%         10,332,697          4.0%
      2008              1,121,490          4.9%          9,680,168          3.7%
      2009                687,395          3.0%          7,434,871          2.9%
                     ===========================================================
 10 Year Total         14,749,518         64.2%        184,202,346         70.6%

Thereafter              8,220,131         35.8%         76,524,133         29.4%
                     ===========================================================
                       22,969,649        100.0%        260,726,479        100.0%



--------------------------------------------------------------------------------
(1)  Leases currently under month to month lease or in process of renewal

(2) Total rent includes minimum rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

--------------------------------------------------------------------------------
                              Regency Center, L.P.

                            Tenant Lease Expirations
--------------------------------------------------------------------------------


The following table sets forth, for all leases in place as of September 30, 2000 a schedule of the lease expirations of operating properties for the next ten years, assuming that no tenants exercise renewal options:



                                                        Future        Percent of
                                       Percent of    Minimum Rent       Total
Lease Expiration                         Total      Under Expiring      Minimum
      Year           Expiring GLA      Company SF      Leases          Rent (2)
================================================================================

      (1)                 453,926           2.1%         5,501,502          2.2%
      2000                354,247           1.7%         5,387,332          2.2%
      2001              1,596,621           7.5%        23,212,629          9.4%
      2002              1,805,052           8.5%        24,675,932         10.0%
      2003              1,785,981           8.4%        25,453,752         10.3%
      2004              2,036,140           9.6%        28,361,019         11.5%
      2005              1,886,536           8.9%        23,554,057          9.6%
      2006              1,115,726           5.3%        11,963,557          4.9%
      2007                952,404           4.5%        10,069,653          4.1%
      2008                920,288           4.3%         8,781,510          3.6%
      2009                561,236           2.6%         6,456,252          2.6%
                      ==========================================================
 10 Year Total         13,468,157          63.6%       173,417,195         70.3%

Thereafter              7,712,172          36.4%        73,108,447         29.7%
                      ==========================================================
                       21,180,329         100.0%       246,525,642        100.0%




--------------------------------------------------------------------------------

(1)  Leases currently under month to month lease or in process of renewal

(2) Total rent includes minimum rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

                           Regency Realty Corporation
                                  Press Release

--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE                                 CONTACT:  LISA PALMER
                                                                (904) 598-7636
--------------------------------------------------------------------------------


                 REGENCY REALTY ANNOUNCES THIRD QUARTER RESULTS
                  Funds from Operations Per Share Increase 8.2%


JACKSONVILLE, FLA. (November 3, 2000) -- Regency Realty Corporation (NYSE: REG) announced today financial and operating results for the quarter ended September 30, 2000. Funds from Operations (FFO) increased to $39.7 million, or $0.66 per diluted share, an increase of 8.2% over FFO of $0.61 per diluted share in the third quarter of 1999. For the nine months ended September 30, 2000, FFO increased to $114.7 million, or $1.91 per diluted share, from $99.7 million, or $1.78 per diluted share for the same period last year - a per diluted share increase of 7.3%.

Net income for common stockholders for the third quarter, was $23.9 million, or $0.42 per diluted share, compared to $24.0 million, or $0.40 per diluted share, for the same period in 1999. For the nine month period ended September 30, 2000, net income for common stockholders was $60.9 million, or $1.07 per diluted share, compared to $61.8 million, or $1.16 per diluted share, in 1999. Year over year, the per-share comparison is affected by a $6.9 million non-recurring provision for the estimated loss on operating properties held for sale. Without this provision, net income for common stockholders for the nine months ended September 30, 2000 would have been $67.8 million, or $1.19 per diluted share, compared to $61.8 million, or $1.16 per diluted share, for the same period last year.

Martin E. Stein, Jr., Chairman and Chief Executive Officer, said, "Regency continues to generate per share growth from same property net operating income, the investment of free cash flow, and the profitability of Regency's development program."

Portfolio Results

For the third quarter, same property net operating income (NOI) increased 7.3%. Year to date, same property NOI has increased 4.4%. The same property portfolio is represented by 21.7 million square feet, or 98.7% of Regency's operating portfolio. Mary Lou Fiala, President and Chief Operating Officer, said, "Strong rent growth, gains in overall occupancy, and increased specialty income led to another quarter of same store NOI growth in excess of 4%. However, we expect expense and recovery timing variances to reverse in the fourth quarter resulting in same store NOI growth to approximate 3% for the year 2000."

The portfolio, excluding in-process development properties was 94.7% leased at September 30, 2000. In the first nine months of the year, Regency completed 901 new and renewal leases totaling 3.2 million square feet with average rental rates increasing 7.3% on a same space basis.


Investment and Development Activity

During the third quarter, the company increased its development pipeline with 11 new projects, including ten shopping center projects and one single-tenant development. Combined with those that were already in process at the start of the quarter, this brings the company to 38 shopping center developments and redevelopments, 6 renovations of operating properties, and 13 single-tenant projects in process.

Also during the quarter, the Company sold two developments. Combined with the 11 projects that sold in the first half of the year, the Company has completed 13 for-sale transactions at a gross sales price in excess of $87 million and an average capitalization rate of 9.1%, generating $10 million in profits net of tax.

Balance Sheet and Capital Markets Activity

During the quarter, the Company issued $150 million of ten-year senior unsecured notes at an interest rate of 8.45%. The Company also completed the sale of $24 million of perpetual preferred units at a rate of 8.75%. The proceeds were used to reduce the amounts outstanding under Regency's revolving line of credit. At quarter end, there was $320 million available under its $625 million unsecured credit facility.

During the quarter, Regency executed a letter of intent with a domestic institutional investor to form a co-investment partnership to invest in a $300 million portfolio of neighborhood and community shopping centers. Regency has agreed to sell four to five stabilized developments to the partnership, while the institutional investor will contribute three centers. In addition, the partnership plans to acquire approximately $150 million of properties throughout the country. The Company expects to close the partnership by year-end and will provide further details at that time.

Dividend

On November 1, 2000, the Board of Directors declared the regular quarterly cash dividend of $0.48 per share, payable on November 28, 2000, to shareholders of record on November 13, 2000.

Financial Outlook

The following statements are based on current expectations. These statements are forward-looking and actual results may vary.

The Company expressed comfort with the First Call range of $2.63 to $2.66 for the year 2000 and with a range of $2.82 to $2.85 for 2001. The Company may publish additional forward-looking statements during the fourth quarter that may help investors further estimate earnings for 2001.

Regency Realty Corporation

Regency Realty is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood retail centers. Regency's total assets before depreciation exceed $3 billion. As of September 30, 2000, the Company owned 235 retail properties totaling more than 27.1 million square feet located in high growth markets throughout the United States. Operating as a fully integrated real estate Company, Regency Realty Corporation is a qualified real estate investment trust that is self-administered and self managed.

Additional Information

A copy of the Company's Supplemental Information Report is available to all interested parties upon written request to Lesley Stocker, Investor Relations, Regency Realty Corporation, 121 West Forsyth Street, Suite 200, Jacksonville, Florida, 32202 or on the Company's web site at www.RegencyRealty.com.


                        # # #

In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Regency operates, management's beliefs and assumptions. Forward-looking statements are not guarantees of future performance and involve certain credit risks and uncertainties, which are difficult to predict. Actual operating results may be affected by changes in national and local economic conditions, competitive market conditions, weather, obtaining governmental approvals and meeting development schedules, and therefore, may differ materially from what is expressed or forecasted in this press release.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            REGENCY REALTY CORPORATION
                                            (registrant)



November 3, 2000                            By:/s/J. Christian Leavitt
                                            --------------------------
                                            J. Christian Leavitt
                                            Senior Vice President, Finance